PENSION PLAN FOR EMPLOYEES
                            OF AMPHENOL CORPORATION
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                                TABLE OF CONTENTS

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                                                                            ----
                                   ARTICLE I.

                                   ELIGIBILITY

1.1.    Eligibility ..........................................................2

                                   ARTICLE II.

                             EMPLOYER CONTRIBUTIONS;

2.1.    Payment of Contributions .............................................2
2.2.    Limitation on Contribution ...........................................2
2.3.    Time of Payment ......................................................3
2.4.    No Additional Liability ..............................................3

                                  ARTICLE III.

                             EMPLOYEE CONTRIBUTIONS

3.1.    Required Contributions ...............................................3

                                   ARTICLE IV.

                                  PLAN BENEFITS

4.1.    Plan Benefits ........................................................3
4.2.    Minimum Benefit for Top Heavy Plan ...................................3
4.3.    Non-Duplication of Benefits ..........................................5
4.4.    Transfers; Service with Affiliated Employers .........................6
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                                   ARTICLE V.

                    CODE SECTION 415 LIMITATIONS ON BENEFITS

5.1.    Maximum Annual Benefit ...............................................6
5.2.    Adjustments to Annual Benefit and Limitations ........................8
5.3.    Annual Benefit Not in Excess of $10,000 ..............................10
5.4.    Participation or Service Reductions ..................................10
5.5.    Multiple Plan Reduction ..............................................11
5.6.    Incorporation by Reference ...........................................15

                                   ARTICLE VI.

                                     VESTING

6.1.    Vesting Rights .......................................................15
6.2.    Top-Heavy Vesting ....................................................15
6.3.    Service Computation Period; Service Credit ...........................15
6.4.    Amendment of Vesting Schedule ........................................16
6.5.    Amendments Affecting Vested and/or Accrued Benefit ...................16
6.6.    No Divestiture for Cause .............................................17

                                  ARTICLE VII.

                               PAYMENT OF BENEFITS

7.1.    Notice ...............................................................17
7.2.    Waiver of Thirty (30) Day Notice Period ..............................17
7.3.    Form of Payment ......................................................18
7.4.    Actuarial Equivalent Benefit .........................................18
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7.5.    Payment Without Participant Consent ..................................18
7.6.    Restrictions on Immediate Distributions ..............................18
7.7.    Limitation of Benefits on Plan Termination ...........................19
7.8.    Early Plan Termination Restrictions ..................................21
7.9.    Suspension of Benefits ...............................................24
7.10.   Restrictions on Commencement of Retirement Benefits ..................26
7.11.   Minimum Distribution Requirements ....................................26
7.12.   TEFRA Election Transitional Rule .....................................30
7.13.   Distribution of Death Benefit ........................................31
7.14.   Date Distribution Deemed to Begin ....................................33
7.15.   Distribution Pursuant to Qualified Domestic Relations Orders .........33
7.16.   Payment to a Person Under a Legal Disability .........................33
7.17.   Unclaimed Benefits Procedure .........................................34
7.18.   Direct Rollovers .....................................................35

                                  ARTICLE VIII.

                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

8.1.    Applicability of Provisions ..........................................35
8.2.    Payment of Qualified Joint And Survivor Annuity ......................35
8.3.    Payment of Qualified Pre-Retirement Survivor Annuity .................35
8.4.    Notice Requirements For Qualified Joint And Survivor Annuity .........36
8.5.    Notice Requirements For Qualified Pre-Retirement Survivor Annuity ....36
8.6.    Qualified Election ...................................................37
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8.7.    Election Period ......................................................38
8.8.    Pre-age Thirty-five (35) Waiver ......................................38
8.9.    Transitional Joint And Survivor Annuity Rules ........................38

                                   ARTICLE IX.

                       QUALIFIED DOMESTIC RELATIONS ORDERS

9.1.    Qualified Domestic Relations Orders ..................................41

                                   ARTICLE X.

             TRANSFERS FROM OTHER QUALIFIED PLANS; DIRECT ROLLOVERS

10.1.   Transfers from Other Qualified Plans, Direct Rollovers ...............43

                                   ARTICLE XI.

                  TRANSFERS; SERVICE WITH AFFILIATED EMPLOYERS

11.1.   Transfers ............................................................43

                                  ARTICLE XII.

                 AMENDMENT, TERMINATION, MERGER OR CONSOLIDATION

12.1.   Amendment of the Plan ................................................43
12.2.   Termination ..........................................................44
12.3.   Merger or Consolidation of the Plan ..................................48

                                  ARTICLE XIII.

                             PARTICIPATING EMPLOYERS

13.1.   Adoption by Other Employers ..........................................49
13.2.   Requirements of Participating Employers ..............................49
13.3.   Designation of Agent .................................................50
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13.4.   Employee Transfers ...................................................50
13.5.   Participating Employer's Contribution ................................50
13.6.   Discontinuance of Participation ......................................51
13.7.   Plan Administrator's Authority .......................................51

                                  ARTICLE XIV.

                           ADMINISTRATION OF THE PLAN

14.1.   Appointment of Plan Administrator and Trustee ........................51
14.2.   Plan Administrator ...................................................52
14.3.   Delegation of Powers .................................................52
14.4.   Trust Agreement ......................................................52
14.5.   Appointment of Advisers ..............................................53
14.6.   Records and Reports ..................................................53
14.7.   Information From Employer ............................................54
14.8.   Majority Actions .....................................................54
14.9.   Expenses .............................................................54
14.10.  Discretionary Acts ...................................................54
14.11.  Responsibility of Fiduciaries ........................................54
14.12.  Indemnity by Employer ................................................55
14.13.  Claims Procedure .....................................................55

                                   ARTICLE XV.

                                     GENERAL

15.1.   Bonding ..............................................................56
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15.2.   Action by the Employer ...............................................57
15.3.   Employment Rights ....................................................57
15.4.   Alienation ...........................................................57
15.5.   Governing Law ........................................................58
15.6.   Conformity to Applicable Law .........................................58
15.7.   Usage ................................................................58
15.8.   Legal Action .........................................................58
15.9.   Exclusive Benefit ....................................................58
15.10.  Prohibition Against Diversion of Funds ...............................59
15.11.  Return of Contribution ...............................................59
15.12.  Employer's Protective Clause .........................................60
15.13.  Insurer's Protective Cause ...........................................60
15.14.  Receipt and Release for Payments .....................................60
15.15.  Headings .............................................................60
15.16.  Construction of Plan .................................................61

                                  ARTICLE XVI.

                                   DEFINITIONS

16.1.   Accrued Benefit ......................................................61
16.2.   Actuarial Equivalent .................................................61
16.3.   Administrative Committee .............................................62
16.4.   Affiliated Employer ..................................................62
16.5.   Aggregation Group ....................................................62
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16.6.   Anniversary Date .....................................................63
16.7.   Annual Benefit .......................................................63
16.8.   Annuity ..............................................................63
16.9.   Annuity Starting Date ................................................63
16.10.  Average Monthly Compensation .........................................64
16.11.  Beneficiary ..........................................................64
16.12.  Break in Service .....................................................65
16.13.  Code .................................................................66
16.14.  Compensation .........................................................66
16.15.  Controlled Group .....................................................69
16.16.  Determination Date ...................................................69
16.17.  Direct Rollover ......................................................69
16.18.  Disability ...........................................................69
16.19.  Distributee ..........................................................70
16.20.  Earliest Retirement Date .............................................70
16.21.  Early Retirement Age .................................................70
16.22.  Early Retirement Date ................................................70
16.23.  Eligible Class .......................................................70
16.24.  Eligible Retirement Plan .............................................73
16.25.  Eligible Rollover Distribution .......................................73
16.26.  Employee .............................................................73
16.27.  Employer .............................................................73
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16.28.  Employment Commencement Date .........................................73
16.29.  Exhibit ..............................................................74
16.30.  ERISA ................................................................74
16.31.  Family Member ........................................................74
16.32.  Fiscal Year ..........................................................74
16.33.  Foreign Subsidiary ...................................................74
16.34.  Forfeiture ...........................................................74
16.35.  Highly Compensated Employee ..........................................75
16.36.  Highly Compensated Participant .......................................76
16.37.  Hour of Service ......................................................76
16.38.  Inactive Participant .................................................79
16.39.  Key Employee .........................................................79
16.40.  Late Retirement Date .................................................80
16.41.  Leased Employee ......................................................80
16.42.  Limitation Year ......................................................81
16.43.  Non-Highly Compensated Employee ......................................81
16.44.  Non-Key Employee .....................................................81
16.45.  Normal Form of Benefit ...............................................81
16.46.  Normal Retirement Age ................................................81
16.47.  Normal Retirement Date ...............................................81
16.48.  Participant ..........................................................81
16.49.  Participating Employer ...............................................81
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16.50.  Period of Military Duty ..............................................82
16.51.  Period of Service ....................................................82
16.52.  Period of Severance ..................................................82
16.53.  Plan .................................................................82
16.54.  Plan Administrator ...................................................84
16.55.  Plan Year ............................................................84
16.56.  Predecessor Employer .................................................84
16.57.  Present Value of Accrued Benefit .....................................84
16.58.  Primary Social Security Retirement Benefit ...........................84
16.59.  Qualified Domestic Relations Order ...................................85
16.60.  Qualified Joint and Survivor Annuity .................................85
16.61.  Qualified Pre-Retirement Survivor Annuity ............................86
16.62.  Re-employment Commencement Date ......................................86
16.63.  Re-entry Date ........................................................86
16.64.  Regulation ...........................................................86
16.65.  Retirement ...........................................................86
16.66.  Social Security Retirement Age .......................................86
16.67.  Spouse ...............................................................86
16.68.  Straight Life Annuity ................................................87
16.69.  Super Top-Heavy Plan .................................................87
16.70.  Top-Heavy Group ......................................................87
16.71.  Top-Heavy Plan .......................................................87
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16.72.  Top-Heavy Ratio ......................................................88
16.73.  Top-Paid Group .......................................................89
16.74.  Trust Agreement ......................................................90
16.75.  Trust Fund ...........................................................90
16.76.  Trustee ..............................................................90
16.77.  Valuation Date .......................................................90
16.78.  Year of Accrual Service ..............................................90
16.79.  Year of Eligibility Service ..........................................90
16.80.  Year of Service ......................................................91
16.81.  Year of Vesting Service ..............................................91

                          PENSION PLAN FOR EMPLOYEES OF
                              AMPHENOL CORPORATION

      BY RESOLUTION of its Board of Directors, on the 21st day of November, 1997, AMPHENOL CORPORATION, a Delaware corporation, has approved and adopted a defined benefit pension plan for certain Employees, effective as of December 31, 1997, which amends and restates the Salaried Employees Pension Plan of the Amphenol Corporation, as previously amended effective January 1, 1989 (hereinafter referred to as the "Predecessor Plan"); and which now serves as the single plan to pay benefits to Employees previously participating in certain other plans maintained by the Employer or its affiliates, which plans have been merged and consolidated into the Plan effective as of December 31, 1997.

      WHEREAS, Amphenol Corporation and certain of its affiliates maintain the following defined benefit pension plans for eligible employees:

      o     Salaried Employees' Pension Plan of the Amphenol Corporation

      o     The Hourly Employees' Pension Plan of Amphenol Corporation

      o     Pension Plan for Hourly Paid Employees of Chatham Cable Company

      o     Pyle-National Retirement Plan for Salaried Employees

      o     LPL Technologies Inc. Retirement Plan

      o     Pyle-National Retirement Plan for Hourly Employees

      o Pension Plan for Salaried Employees of the Sidney Division of the Amphenol Corporation

      o Pension Plan for Hourly Employees of the Sidney Division of the Amphenol Corporation

      WHEREAS, all of the aforesaid plans are to be merged and consolidated with the Plan effective as of December 31, 1997;


                                                                              1.

      WHEREAS, all benefits previously provided under the plans shall be provided hereunder subsequent to the merger and consolidation;

      WHEREAS, all assets of the plans shall be transferred to the Plan and Trust and shall thereafter and on an ongoing basis be available to pay benefits to employees and their beneficiaries;

      WHEREAS, at this time the Employer desires to retain the distinct benefit structures that applied to the participants of the plans prior to the merger and consolidation to the greatest extent possible;

      NOW, THEREFORE, the Plan is amended and restated as follows:

                                   ARTICLE I.

                                   ELIGIBILITY

      1.1 Eligibility: The terms and conditions of eligibility shall be determined by reference to the Exhibit attached hereto which corresponds to the Employee's classification and status.

                                   ARTICLE II.

                             EMPLOYER CONTRIBUTIONS;

      2.1. Payment of Contributions: The Employer shall contribute to the Plan from time to time such amounts as the Plan Administrator and the Employer shall determine are necessary to provide Plan benefits. Such amounts shall be determined under accepted actuarial methods and assumptions, and may be contributed in cash or property.

      2.2. Limitation on Contribution: Notwithstanding the foregoing, the Employer's contribution for any Plan Year will not exceed the maximum amount allowable as a deduction to the Employer under Code Section 404, except to the extent necessary to satisfy the minimum funding standard required under Code
Section 412 or to correct an error, in which event, the Employer shall make a contribution to the Plan even if it causes the limitation under Code Section 404 to be exceeded.


                                                                              2.

      2.3. Time of Payment: The Employer will pay to the Trustee its contribution to the Plan for each Plan Year, within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year. In no event, however, will payment to the Trustee be made after the expiration of the time limit prescribed for satisfaction of the minimum funding requirements of Code Section 412.

      2.4. No Additional Liability: The pension benefits to be provided under the Plan shall be only such as can be provided by the assets of the Trust Fund and, except as provided by law, there shall be no liability or obligation on the part of the Employer to make any further contributions to the Plan in the event of its termination. Except as otherwise required by ERISA or other applicable law, no liability for the payment of benefits hereunder shall be imposed upon the Employer, or the officers, directors or stockholders of the Employer.

                                  ARTICLE III.

                             EMPLOYEE CONTRIBUTIONS

      3.1. Required Contributions: The amount of contributions required of Participants as a condition for receiving benefits provided hereunder shall be determined by reference to the Exhibit that corresponds to the Participant's classification and status.

                                   ARTICLE IV

                                  PLAN BENEFITS

      4.1. Plan Benefits: A Participant's benefits shall be determined by reference to the Exhibit corresponding to the Participant's classification and status.

      4.2. Minimum Benefit for Top-Heavy Plan:

            (a) The minimum Accrued Benefit derived from Employer contributions to be provided under this Section for each Non-Key Employee who is a Participant during a Plan Year in which the Plan is Top-Heavy Plan shall equal the product of (1) said Participant's Compensation averaged over the five (5) consecutive Limitation


                                                                              3.

Years, (or actual number of Limitation Years, if less) which produce the highest average and (2) the lesser of (i) two percent (2%) multiplied by Years of Service or (ii) twenty percent (20%).

            (b) For purposes of providing the aforesaid minimum benefit under Code Section 416, a Non-Key Employee who is not a Participant solely because (1) his Compensation is below a stated amount or (2) he declined to make required contributions (if required) to the Plan will be considered to be a Participant Furthermore, such minimum benefit shall be provided regardless of whether such Non-Key Employee is employed on a specified date.

            (c) For purposes of this Section, Years of Service for any Plan Year beginning before January 1, 1984, or for any Plan Year during which the Plan was not a Top-Heavy Plan shall be disregarded.

            (d) For purposes of this Section, Compensation for any Limitation Year ending in a Plan Year which began prior to January 1, 1984, subsequent to the last Limitation Year during which the Plan is a Top-Heavy Plan, or in which the Participant failed to complete a Year of Service, shall be disregarded.

            (e) For the purposes of determining the top-heavy minimum benefit under this Section, Compensation shall be limited to $200,000 (as adjusted in such manner as permitted under Code Section 415(d)).

            (f) If the Article herein entitled "Payment of Benefits" provides for the Normal Retirement Benefit to be paid in form other than a single life annuity, the Accrued Benefit under this Section shall be the Actuarial Equivalent of the minimum Accrued Benefit under (a) above.

            (g) If payment of the minimum Accrued Benefit commences at a date other than Normal Retirement Date, the minimum Accrued Benefit shall be the Actuarial Equivalent of the minimum Accrued Benefit commencing at Normal Retirement Date.


                                                                              4.

            (h) If a Non-Key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top-heavy, the minimum benefits shall be provided under this Plan.

            (i) For any Plan Year when (1) the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan and (2) a Key Employee is a Participant in both this Plan and a defined contribution plan included in a Required Aggregation Group which is top-heavy, the extra minimum Accrued Benefit (required by the Article herein entitled "Section 415 Limitation on Benefits" to provide the higher limitations) shall be provided for each Non-Key Employee who is a Participant by substituting three percent (3%) for two percent (2%) and thirty percent (30%) for twenty percent (20%) in (a) above.

            (j) In lieu of the above, if a Non-Key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top-heavy, a minimum allocation of five percent (5%) of Compensation shall be provided under the defined contribution plan. If the defined contribution plan is amended so that the minimum benefits are no longer provided under the defined contribution plan, the minimum benefits shall be provided under this Plan.

            However, for any Plan Year when (1) the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan and (2) a Key Employee is a Participant in both this Plan and a defined contribution plan included in a Required Aggregation Group which is top-heavy, seven and one-half percent (7 1/2%) shall be substituted for five percent (5%) above.

            (k) The preceding provisions of this Section shall be inapplicable to the extent not required of this Plan pursuant to Code Section 416(i)(4).

      4.3. Non-Duplication of Benefits: If an Inactive Participant who is no longer actively employed by the Employer again becomes actively employed by the Employer in the same Eligible Class, any such renewed participation shall not result in duplication of benefits. Accordingly, if such Participant has received or was deemed to have received a distribution of a vested Accrued Benefit under the Plan by reason of prior participation


                                                                              5.

(and such distribution has not been repaid to the Plan with interest as described in the preceding paragraph within a period of the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive Breaks in Service commencing after the distribution), his Accrued Benefit shall be reduced by the Accrued Benefit determined as of the date of distribution.

      4.4. Transfers; Service with Affiliated Employers. The benefits provided hereunder as to an Employee who transfers employment to or from an Affiliated Employer or into another Eligible Class shall be determined by reference to this Article and the Article herein entitled "TRANSFERS; SERVICE WITH AFFILIATED EMPLOYERS."

                                   ARTICLE V.

                    CODE SECTION 415 LIMITATIONS ON BENEFITS

      5.1. Maximum Annual Benefit:

            (a) Notwithstanding the foregoing and subject to the exceptions below, the maximum Annual Benefit payable to a Participant under this Plan in any Limitation Year shall equal the lesser of:

                  (1) $90,000, or

                  (2) one hundred percent (100%) of the Participant's Compensation averaged over the three consecutive Limitation Years (or the actual number of Limitation Years for Employees who have been employed for less than three consecutive Limitation Years) during which the Employee had the greatest aggregate Code Section 415 Compensation from the Employer.

            (b) Notwithstanding anything in this Article to the contrary, the maximum Annual Benefit for any Participant in a defined benefit plan in existence on July 1, 1982, shall not be less than the "protected current accrued benefit", payable annually, provided for under question T-3 of Internal Revenue Notice 83-10.


                                                                              6.

            (c) Notwithstanding anything in this Article to the contrary, if the Plan was in existence on May 6, 1986, and had complied at all times with the requirements of Code Section 415; the maximum Annual Benefit for any individual who is a Participant as of the first day of the Limitation Year beginning after December 31, 1986, shall not be less than the Current Accrued Benefit. "Current Accrued Benefit" shall mean a Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an Annual Benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded: (1) any change in the terms and conditions of the Plan after May 5, 1986; and (2) any cost of living adjustment occurring after May 5, 1986.

            (d) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to Limitation Years ending with or within that calendar year.

            (e) The limitation stated in paragraph (a)(2) above for Participants who have separated from service with a non-forfeitable right to an Accrued Benefit shall be adjusted annually as provided in Code Section 415(d) pursuant to the Regulations prescribed by the Secretary of the Treasury.

            (f) For the purpose of this Article, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

            (g) For the purpose of this Article, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 425(h))


                                                                              7.

or is a member of an affiliated service group (as defined by Code Section 414(m)), all employees of such employers shall be considered to be employed by a single employer.

            (h) For the purpose of this Article, if this Plan is a Code Section 413(c) plan, all employers of a Participant who maintain this Plan will be considered to be a single employer.

      5.2. Adjustments to Annual Benefit and Limitations:

            (a) If the Annual Benefit begins before the Participant's Social Security Retirement Age under the Social Security Act, then the $90,000 limitation shall be reduced in such manner as the Secretary of the Treasury shall prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

            (b) Notwithstanding the aforesaid, for Limitation Years beginning prior to January 1, 1987, the $90,000 limit shall not be reduced if the annual benefit begins on or after age sixty-two (62). If the Annual Benefit begins before age sixty-two (62), the $90,000 limitation shall be reduced by each month benefits commence before the Participant attains age sixty-two (62) so that it is the Actuarial Equivalent of the $90,000 limitation beginning at age sixty-two
(62). However, the $90,000 limitation shall not be actuarially reduced to less than:

                  (1) $75,000 if the Annual Benefit commences on or after age fifty-five (55), or

                  (2) the amount which is the Actuarial Equivalent of the $75,000 limitation at age fifty-five (55) if the Annual Benefit commences prior to age fifty-five (55).

                  For purposes of adjusting the $90,000 limitation applicable prior to age sixty-two (62) or the $75,000 limitation applicable prior to age fifty-five (55), the adjustment shall be made pursuant to the general principles set forth in this Plan for determining Actuarial Equivalence except that the interest rate assumption shall be the


                                                                              8.

greater of five percent (5%) or the rate specified in Schedule A hereto and the mortality decrement shall be ignored to the extent that a Forfeiture does not occur at death.

            (c) If the Annual Benefit begins after the Participant's Social Security Retirement Age or for Plan Years beginning prior to January 1, 1987, age 65, the $90,000 limitation shall be increased so that it is the Actuarial Equivalent of the $90,000 limitation at the Participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987, age 65).

            (d) If the Annual Benefit begins before age sixty-two (62), then the $90,000 limitation shall be reduced so that it is the Actuarial Equivalent of the $90,000 limitation beginning at age sixty-two (62). However, the $90,000 shall not be actuarially reduced to less than:

                  (1) $75,000 if the Annual Benefit commences on or after age fifty-five (55), or

                  (2) the amount which is the Actuarial Equivalent of the $75,000 limitation at age fifty-five (55) if the Annual Benefit commences prior to age fifty-five (55).

                  For purposes of adjusting the $90,000 limitation applicable prior to age sixty-two (62) or the $75,000 limitation applicable prior to age fifty-five (55), the adjustment shall be made pursuant to the general principles used herein for determining the Actuarial Equivalent except that the interest rate assumption shall be the greater of five percent (5%) or the rate specified in Schedule A hereto and the mortality decrement shall be ignored to the extent that a Forfeiture does not occur at death.

            (e) For purposes of adjusting the Annual Benefit to a Straight Life Annuity, the adjustment shall be made pursuant to Section 2.2 except that the interest rate assumption shall be the greater of five percent (5%) or the rate specified in Schedule A hereto.

            (f) For purposes of adjusting the $90,000 limitation applicable after age 65, the adjustment shall be made the Actuarial Equivalent except that the interest rate


                                                                              9.

assumption shall be the lesser of five percent (5%) or the rate specified in Schedule A hereto and the mortality decrement shall be ignored to the extent that a Forfeiture does not occur at death.

            (g) For purposes of adjusting the $90,000 limitation applicable after the Participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987, age 65) the adjustment shall be made for the Actuarial Equivalent except that the interest rate assumption shall be the lesser of five percent (5%) or the rate specified in Schedule A hereto and the mortality decrement shall be ignored to the extent that a Forfeiture does not occur at death.

            (h) For purposes of the aforesaid adjustments, no adjustments under Code Section 415(d) shall be taken into account before the Limitation Year for which such adjustment first takes effect.

            (i) For purposes of this Section, no adjustment is required for Qualified Joint and Survivor Annuity benefits, Qualified Pre-Retirement Survivor Annuity benefits and post-retirement medical benefits.

      5.3. Annual Benefit Not in Excess of $10,000: This Plan may pay an Annual Benefit to any Participant in excess of his maximum Annual Benefit if the Annual Benefit derived from Employer contributions under this Plan and all other defined benefit plans maintained by the Employer does not in the aggregate exceed $10,000 for the Limitation Year or for any prior Limitation Year and the Employer has not at any time maintained a defined contribution plan in which the Participant participated. For purposes of this paragraph, if this Plan provides for voluntary or mandatory Employee contributions, such contribution will not be considered a separate defined contribution plan maintained by the Employer.

      5.4. Participation or Service Reductions: If a Participant has less than ten (10) Years of Participation in the Plan at the time he begins to receive benefits under the Plan, the limitations in Sections 5.1(a)(1) and 5.2 shall be reduced by multiplying such limitations


                                                                             10.

by a fraction (a) the numerator of which is the number of years of participation (or part thereof) in the Plan, and (b) the denominator of which is ten (10); provided, however, that said fraction shall in no event be less than 1/10th. The limitations of Sections 5.1(a)(2) and 5.3 shall be reduced in the same manner except the preceding sentence shall be applied with respect to Years of Service with the Employer rather than Years of Participation in the Plan. Additionally, to the extent provided in Regulations, for years beginning after December 31, 1986, the above described reductions to the limitations in Sections 5.1(a)(1) (except for purposes of Section 5.5(c)(2)) and 5.2 shall be applied separately with respect to each change in the benefit structure of the Plan adopted before August 3, 1992.

      5.5. Multiple Plan Reduction:

            (a) Subject to the exception in Section 5.5(f) below, if a Participant is (or has been) a participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0.

            (b)(1) The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether terminated or not) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or one hundred forty percent (140%) of the highest average compensation, including any adjustments under Code Section 415(b).

                  Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987,


                                                                             11.

disregarding any changes in the terms and conditions of such plans after May 5, 1986.

      The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                  (2) For purposes of applying the limitations of Code Section 415, the "projected annual benefit" for any Participant is the benefit, payable annually, under the terms of the Plan determined pursuant to Regulation 1.415-7(b)(3).

                  (3) For purposes of applying the limitations of Code Section 415, "protected current accrued benefit" for any Participant in a defined benefit plan in existence on July 1, 1982 will be the accrued benefit, payable annually, provided for under question T-3 of Internal Revenue Service Notice 83-10.

            (c)(1) The defined contribution plan fraction is a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer; and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e) or individual medical accounts, as defined in Code Section 415(1)(2), maintained by the Employer, and the denominator of which is the sum of the "maximum aggregate amounts" for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The "maximum aggregate amount" in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or thirty-five percent (35%) of the Participant's Section 415 Compensation for such Limitation Year.

            If the Employee was a participant as of the end of the first day of the first Limitation Year beginning alter December 31, 1986, in one or more defined contribution


                                                                             12.

plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to

                  (i) the excess of the sum of the fraction over 1.0, multiplied by

                  (ii) the denominator of this fraction

will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of such plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

            The annual addition for any Limitation Year beginning before January 1, 1987, will not be recomputed to treat all Employee contributions as annual additions.

                  (2) Notwithstanding the foregoing, the numerator of the defined contribution plan fraction will be adjusted pursuant to Regulation 1.415-7(d)(1) and questions T-6 and T-7 of Internal Revenue Service Notice 83-10.

                  (3) For defined contribution plans in effect on or before June 1, 1982, the Plan Administrator may elect for any Limitation Year ending after December 31, 1982, that the amount taken into account in the denominator for every Participant for all Limitation Years ending before January 1, 1983 will be an amount equal to (A) the denominator for the Limitation Year ending in 1982 determined under the law in effect for the Limitation Year ending in 1982, multiplied by (B) the "transition fraction".

                  (4) For purposes of the preceding paragraph, the term "transition fraction" will mean a fraction (A) the numerator of which is the lesser of (i) $51,875 or (ii) 1.4 multiplied by twenty-five percent (25%) of the Participant's 415 Compensation for the Limitation Year ending in 1981, and (B) the denominator of which is


                                                                             13.

the lesser of (i) $41,500 or (ii) twenty-five percent (25%) of the Participant's 415 Compensation for the Limitation Year ending in 1981.

                  (5) Notwithstanding the foregoing, for any Limitation Year in which the Plan is a Top-Heavy Plan, $41,500 will be substituted for $51,875 in determining the "transition fraction" unless the extra minimum allocation is being provided under the Plan pursuant to Code Section 416(h)(2). However, for any Limitation Year in which this Plan is a Super Top-Heavy Plan, $41,500 will be substituted for $51,875 in any event.

            (d) Notwithstanding the foregoing, for any Limitation Year in which the Plan is a Top-Heavy Plan, "One Hundred Percent (100%)" will be substituted for "One Hundred Twenty-five Percent (125%)" in paragraphs (b)(1) and (c)(1) unless the extra minimum allocation is being provided hereunder pursuant to Code
Section 416(h)(2). However, for any Limitation Year in which the Plan is a Super Top-Heavy Plan, "One Hundred Percent (100%)" will be substituted for "One Hundred Twenty-five Percent (125%)" in any event.

            (e) If the sum of the defined benefit plan fraction and the defined contribution plan fraction will exceed 1.0 in any Limitation Year for any Participant, the Plan Administrator will adjust the numerator of the defined benefit clan fraction so that the sum of both fractions will not exceed 1.0 in any Limitation Year for such Participant.

            (f) If (1) the substitution of One Hundred Percent (100%) for One Hundred Twenty-five Percent (125%) and $41,500 for $51,875 above, or (2) the excess benefit accruals or annual additions provided for in Internal Revenue Service Notice 82-19 cause the 1.0 limitation to be exceeded for any Participant in any Limitation Year, such Participant will be subject to the following restrictions for each future Limitation Year until the 1.0 limitation is satisfied:

                  (i) the Participant's Accrued Benefit under the defined benefit plan will not increase,


                                                                             14.

                  (ii) no annual additions may be credited to a Participant's accounts, and

                  (iii) no Employee contributions (voluntary or mandatory) will be made under any defined benefit plan or any defined contribution plan of the Employer.

      5.6. Incorporation By Reference: Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section will at all times comply with the provisions of Code Section 415 and the Regulation thereunder, the terms of which are specifically incorporated herein by reference.

                                   ARTICLE VI.

                                     VESTING

      6.1. Vesting Rights: A Participant will acquire a vested and nonforfeitable interest in his or her Accrued Benefit attributable to Employer contributions in accordance with the Exhibit attached hereto which corresponds to the Participant's classification and status.

      6.2. Top-Heavy Vesting: Notwithstanding the vesting provided for above, for any Top-Heavy Plan Year, the vested portion of the Accrued Benefit of any Participant who has one (1) Hour of Service after the Plan becomes a Top-Heavy Plan will be a percentage of the Participant's Accrued Benefit determined on the basis of the Participant's number of Years of Vesting Service according to the schedule included in the Exhibit corresponding to the Participant's classification and status.

      6.3. Service Computation Period; Service Credit:

            For vesting purposes, Years of Vesting Service, Breaks in Service and any other conditions relative to vesting shall be determined by reference to the Exhibit corresponding to the Participant's classification and status.


                                      15.

      6.4. Amendment of Vesting Schedule: If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence will be applied by the substitution of "5 Years of Service" for "3 Years of Service" where such language appears.

      The period during which the election may be made will commence with the date the amendment is adopted or deemed to be made and will end on the latest of:

            (a) sixty (60) days after the amendment is adopted;

            (b) sixty (60) days after the amendment becomes effective; or

            (c) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

      Notwithstanding the foregoing, no such change in the Plan's vesting schedule or computation of a Participants nonforfeitable percentage shall apply to a Participant unless such Participant is credited with an Hour of Service on or after the date of the change.

      6.5. Amendments Affecting Vested and/or Accrued Benefit: No amendment to the Plan will be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participants Accrued Benefit may be reduced to the extent permitted under
Section 412(c)(8) of the Code. For purposes of this Section, a Plan amendment which has the effect of decreasing a Participant's Accrued Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment will be treated as reducing an Accrued Benefit Furthermore, if the vesting schedule of a Plan is amended, in the case of an


                                                                             16.

Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his or her Employer-provided Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

      6.6. No Divestiture for Cause: Amounts vested pursuant to this Section shall not be subject to divestiture for cause.

                                  ARTICLE VII.

                               PAYMENT OF BENEFITS

      7.1. Notice: The Plan Administrator shall provide the Participant with a notice of rights of payment no less than thirty (30) and no more than ninety
(90) days before the Participant's Annuity Starting Date. Such notice shall be in writing and shall set forth the following information:

            (a) an explanation of the eligibility requirements for, the material features of, and the relative values of the alternate forms of benefits available hereunder; and

            (b) the Participant's right to defer receipt of a Plan distribution.

      Such notice shall be given to the Participant in person or shall be mailed to the Participant's current address as reflected in the Employer's records.

      7.2. Waiver of Thirty (30) Day Notice Period:

            Notwithstanding the provisions of Section 7.1 above, such distribution may commence less than thirty (30) days after the notice required under Regulation Section 1.411(a)-11(c) is given, provided that:

            (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and


                                                                             17.

            (b) the Participant, after receiving the notice, affirmatively elects the distribution.

      7.3. Form Of Payment: The automatic form of retirement benefit, and any optional forms of benefits shall be determined by reference to the Exhibit corresponding to the Participant's classification and status.

      7.4. Actuarial Equivalent Benefit:

            Except to the extent a Participant's benefit are suspended in accordance with the rules set forth in the Section below captioned "Suspension of Benefits", or as otherwise specifically set forth herein, the amount of any form of benefit under the terms of this Plan will be the Actuarial Equivalent of the Participant's Accrued Benefit in the Normal Form commencing at Normal Retirement Age.

      7.5. Payment Without Participant Consent:

            (a) In the event that the Participant has terminated employment and the Participant (and the Participant's Spouse, if applicable) neither consents to receive a Plan distribution nor elects to defer receipt of a Plan distribution, the Participant's Accrued Benefit shall be distributed in the Automatic Form as soon as practicable thereafter, but in no event before the date the Participant attains Normal Retirement Age, if such vested Accrued Benefit exceeds $3,500.

            (b) Notwithstanding the foregoing, the Plan Administrator may, upon the Participant's termination of employment, distribute an annuity contract to the Participant which provides that payments thereunder shall not commence until a later date if such annuity contract satisfies the requirements of Sections 401(a)(11) and 417 of the Code.

      7.6. Restrictions on Immediate Distributions:

            (a) An Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or surviving Spouse) before the


                                                                             18.

Participant attains (or would have attained whether or not deceased) the later of the Normal Retirement Age or age sixty-two (62).

            (b) If the present value of a Participant's vested Accrued Benefit derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Accrued Benefit is immediately distributable, the Participant and his or her Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. The consent of the Participant and the Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

            (c) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefit is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415.

      7.7. Limitation of Benefits on Plan Termination: The restrictions of paragraphs (a) and (b) below are included solely to meet the requirements of Proposed Treasury Regulation Section 1.401(a)4-5(c). If the provisions of paragraphs (a) and (b) below are no longer necessary to qualify the Plan under said Proposed Regulation or the Code, said paragraphs (a) and (b) shall be ineffective without the necessity of further amendment.

            (a) In the event that the Plan is terminated, the benefit of each Highly Compensated Participant and each former Highly Compensated Employee shall be limited


                                                                             19.

to a benefit which is nondiscriminatory within the meaning of Code Section 401(a)(4) and the Regulations thereunder.

            (b) For Plan Years beginning on or after January 1, 1993, the monthly payments made from the Plan to Highly Compensated Employees and to former Highly Compensated Employees who are among the twenty-five most highly paid Employees with the greatest Compensation in the current or any prior year, shall be limited to an amount equal to the monthly payments that would be made on behalf of the Employee under a Straight Life Annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit, the Employee's other benefits under the Plan (other than a social security supplement, within the meaning of Section 1.411(a)-7(c)(4)(ii) of the Regulations), and the amount the Employee is entitled to receive under a social security supplement.

            The restrictions of this paragraph (b) shall not apply, however, if

                  (1) after payment of benefits to an Employee described above, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Code Section 412(d)(7),

                  (2) the value of benefits provided under the Plan for an Employee described above is less than one percent (1%) of the value of current liabilities before distribution, or

                  (3) the value of the benefits payable under the Plan to any Employee described above does not exceed $3,500.

            (c) For purposes of this Section, the term "benefit" shall include loans in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee and any death benefits not provided for by insurance on the Employee's life.

      An Employee's otherwise restricted benefit may be distributed in full to the affected Employee if prior to receipt of the restricted amount the Employee enters into a written agreement with the Plan Administrator to secure repayment to the Plan of the


                                                                             20.

restricted amount. The restricted amount is the excess of the amounts distributed to the Employee (accumulated with reasonable interest) over the amounts that could have been distributed to the Employee under the Normal Form described in Section 4.1 of the Plan (accumulated with reasonable interest). The Employee may secure repayment of the restricted amount upon distribution by: (1) entering into an agreement for promptly depositing in escrow with an acceptable depositary property having a fair market value equal to at least one hundred twenty-five percent (125%) of the restricted amount, (2) providing a bank letter of credit in an amount equal to at least one hundred percent (100%) of the restricted amount, or (3) posting a bond equal to at least one hundred percent (100%) of the restricted amount. If the Employee elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds.

      The escrow arrangement may provide that an Employee may withdraw amounts in excess of one hundred twenty-five percent (125%) of the restricted amount. If the market value of the property in an escrow account falls below one hundred ten percent (110%) of the remaining restricted amount, the Employee must deposit additional property to bring the value of the property held by the depositary up to one hundred twenty-five percent (125%) of the restricted amount. The escrow arrangement may provide that Employee may have the right to receive any income from the property placed in escrow, subject to the Employee's obligation to deposit additional property, as set forth in the preceding sentence.

      A surety or bank may release any liability on a bond or letter of credit in excess of one hundred percent (100%) of the restricted amount.

      If the Plan Administrator certifies to the depositary, surety or bank that the Employee (or the Employee's estate) is no longer obligated to repay any restricted amount, a depositary may redeliver to the Employee any property held under an escrow agreement, and a surety or bank may release any liability on an Employee's bond or letter of credit.

      7.8. Early Plan Termination Restrictions: Notwithstanding any provision in this Plan to the contrary, prior to the Plan Year beginning on January 1, 1993, and during the first ten (10) years after the effective date hereof, and if full current costs had not been


                                                                             21.

met at the end of the first ten (10) years, until said full current costs are met, the benefits provided by the Employer's contributions for the Participants whose anticipated annual retirement benefit at Normal Retirement Date exceeds $1,500 and who at the effective date of the Plan were among the twenty-five (25) highest paid Employees of the Employer will be subject to the conditions set forth in the following provisions:

                  (a) The benefit payable to a Participant described in this Section or his Beneficiary shall not exceed the greater of the following:

                        (1) those benefits purchasable by the greater of (i) $20,000, or (ii) an amount equal to 20% of the first $50,000 of the Participant's annual Compensation multiplied by the number of years from the effective date of the Plan to the earlier of (A) the date of termination of the Plan, or (B) the date the benefit of the Participant becomes payable or (C) the date of a failure on the part of the Employer to meet the full current costs of the Plan; or

                        (2) if a Participant is a "substantial owner" (as defined in ERISA Section 4022(b)(5)(A)), the present value of the benefit guaranteed for "substantial owners" under ERISA Section 4022, or

                        (3) if the Participant is not a "substantial owner, the present value of the maximum benefit provided in ERISA Section 4022(b)(3)(B), determined on the date the Plan terminates or on the date benefits commence, whichever is earlier and in accordance with regulations of the Pension Benefit Guaranty Corporation.

                  (b) If the Plan is terminated or the full current costs thereof have not been met at any time within ten (10) years after the effective date, the benefits which any of the Participants described in this Section may receive from the Employer's contribution shall not exceed the benefits set forth in paragraph (a) above. If at the end of the first ten (10) years the full current costs are not met, the restrictions will continue to apply until the full current costs are funded for the first time.


                                                                             22.

                  (c) If a Participant described in this Section leaves the employ of the Employer or withdraws from participation in the Plan when the full current costs have been met, the benefits which he may receive from the Employer contributions shall not at any time within the first ten (10) years after the effective date exceed the benefits set forth in paragraph (a) above, except as provided in paragraph (i) below.

                  (d) These conditions shall not restrict the full payment of any survivor's benefits on behalf of a Participant who dies while in the Plan and the full current costs have been met.

                  (e) These conditions shall not restrict the current payment of full retirement benefits called for by the Plan for any retired Participant while the Plan is in full effect and its full current costs have been met, provided an agreement, adequately secured, guarantees the repayment of any part of the distribution that is or may become restricted.

                  (f) If the benefits of, or with respect to, any Participant shall have been suspended or limited in accordance with the limitations of paragraphs (a), (b),and (c) above because the full current costs of the Plan shall not then have been met, and if such full current costs shall thereafter be met, then the full amount of the benefits payable to such Participant shall be resumed and the parts of such benefits which have been suspended shall then be paid in full.

                  (g) Notwithstanding anything in paragraphs (a), (b) and (c) above, if on the termination of the Plan within the first ten (10) years after the effective date, the funds, contracts, or other property under the Plan are more than sufficient to provide Accrued Benefits for Participants and their Beneficiaries including fall benefits for all Participants other than such of the twenty-five (25) highest paid Employees as are still in the service of the Employer and also including Accrued Benefits as limited by this Section for such twenty-five (25) highest paid Employees, then any excess of such funds, contracts, and property shall be used to provide Accrued Benefits for the twenty-five (25) highest paid Employees in excess of such limitations of this Section up to the Accrued Benefits to which such Employees would be entitled without such limitations.


                                                                             23.

                  (h) In the event that Congress should provide by statute, or the Treasury Department or the Internal Revenue Service should provide by regulation or ruling, that the limitations provided for in this Article are no longer necessary in order to meet the requirements for a qualified pension plan under the Code as then in effect the limitations in this Article shall become void and shall no longer apply without the necessity of amendment to this Plan.

                  (i) In the event a lump-sum distribution is made to an Employee subject to the above restrictions in an amount in excess of that amount otherwise permitted under this Article, an agreement shall be made, with adequate security guaranteeing repayment of any amount of the distribution that is restricted. Adequate security shall mean property having a fair market value of at least one hundred twenty-five percent (125%) of the amount which would be repayable if the Plan had terminated on the date of distribution of such lump sum. If the fair market value of the property falls below one hundred ten percent (110%) of the amount which would then be repayable if the Plan were then to terminate, the distributee shall deposit additional property to bring the value of the property to one hundred twenty-five percent (125%) of such amount.

      In the event of the termination or partial termination of this Plan, the rights of all affected Employees to benefits accrued to the date of such termination or partial termination (to the extent funded as of such date) shall be nonforfeitable.

      7.9. Suspension of Benefits:

            (a) Normal or early retirement benefits in pay status will be suspended for each calendar month during which the Employee completes at least 40 Hours of Service as defined in Section 203(a)(3)(B) of ERISA. Consequently, the amount of benefits which are paid later than Normal Retirement Age will be computed without regard to amounts which would have been suspended under the preceding sentence as if the Employee had been receiving benefits since Normal Retirement Age.


                                                                             24.

            (b) Resumption of Payment. If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in "service" as defined in ERISA Section 203(a)(3)(B). The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of" service" under Section 203(a)(3)(B) of ERISA and the resumption of payments.

            (c) Notification. No payment shall be withheld by the Plan pursuant to this Section unless the Plan Administration notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that such Employee's benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of Title 29 of the Code of Federal Regulations.

            In addition, the notice shall inform the Employee of the Plan's procedure for affording a review of the suspension of benefits. Requests for such reviews may be considered in accordance with the claims procedure adopted by the Plan pursuant to Section 503 of ERISA and applicable regulations.

            (d) Amount Suspended.

                  (1) Annuity Payments. In the case of benefits payable periodically as a monthly basis for as long as a life (or lives) continues, such as a Straight Life Annuity or a Qualified Joint and Survivor Annuity, an amount equal to the portion of a monthly benefit payment derived from Employer contributions.

                  (2) Other Benefit Forms. In the case of a benefit payable in a form other than the form described in subsection (1) above, an amount equal to the


                                                                             25.

Employer-provided portion of benefit payments for a calendar month in which the Employee is employed in ERISA Section 203(a)(3)(B) service, equal to the lesser of

                        (i) The amount of benefits which would have been payable to the Employee if he or she had been receiving monthly benefits under the Plan since actual retirement based on a Straight Life Annuity commencing at actual retirement age; or

                        (ii) The actual amount paid or scheduled to be paid to the Employee for such month.

Payments which are scheduled to be paid less frequently than monthly may be converted to monthly payments.

            (e) Minimum Benefits. This Section does not apply to the minimum benefit to which the participant is entitled under the top-heavy rules of the Section entitled "Minimum Benefit for Top-Heavy Plan".

      7.10. Restrictions on Commencement Of Retirement Benefits:

            (a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the later of the close of the Plan Year in which:

                  (1) the Participant attains Normal Retirement Age;

                  (2) occurs the 10th anniversary of the Plan Year in which the Participant commenced participation in the Plan; or

                  (3) the Participant terminates service with the Employer.

            (b) Notwithstanding the foregoing, the failure of a Participant and the Participant's Spouse, if any, to consent to a distribution while a benefit is payable under the Article entitled "Plan Benefits", will be deemed an election to defer commencement of payment of any benefit sufficient to satisfy this paragraph.

      7.11. Minimum Distribution Requirements: All distributions required under this Article will be determined and made in accordance with the minimum distribution


                                                                             26.

requirements of Code Section 401(a)(9) and the Regulations thereunder, including the minimum distribution incidental benefit rules found at Regulations
Section 1.401(a)(9)-2. Life expectancy and joint and last survivor life expectancy are computed by using the expected return multiples found in Tables V and VI of Regulations Section 1.72-9.

            (a) Required Beginning Date: The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

      (1) General Rule: The "required beginning date" of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

      (2) Transitional Rules: The required beginning date of a Participant who attains age 70-1/2 before 1988 will be determined in accordance with (i) or (ii) below:

            (i) Non-5-percent owners: The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which occurs the later of retirement or attainment of age 70-1/2. The required beginning date of a Participant who is not a 5-percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

            (ii) 5-percent owners: The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979 is the first day of April following the later of:

                  (A) the calendar year in which the Participant attains age 70-1/2, or

                  (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

      (3) A Participant is treated as a 5-percent owner for purposes of this paragraph if such Participant is a 5-percent owner as defined in Code Section 416(i)


                                                                             27.

(determined in accordance with Code Section 416 but without regard to whether the Plan is a Top-Heavy Plan) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or at any subsequent Plan Year.

      (4) Once distributions have begun to a 5-percent owner under this paragraph, distributions must continue, even if the Participant ceases to be a 5-percent owner in a subsequent year.

            (b) Limits On Distribution Periods: As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                  (1) the life of the Participant;

                  (2) the life of the Participant and a designated Beneficiary;

                  (3) a period certain not extending beyond the life expectancy of the Participant; or

                  (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

            (c) Required Distributions On Or After The Required Beginning Date:

                  (1) If a Participant's benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary, or (ii) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's Accrued Benefit by the Applicable Life Expectancy.

                  (2) For calendar years beginning before 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected


                                                                             28.

must have assured that at least 50% of the Present Value of the Accrued Benefit available for distribution was to be paid within the life expectancy of the Participant.

                  (3) For calendar years beginning after 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year, will not be less than the quotient obtained by dividing the Participant's Accrued Benefit by the lesser of (i) the applicable life expectancy, or (ii) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Proposed Regulations Section 1.401(a)(9)-2. Distributions after the death of the Participant will be distributed using the "applicable life expectancy" as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2.

                  (4) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                  (5) If the Participant's Accrued Benefit is to be distributed in the form of an annuity purchased from an insurance company, no such annuity contract will be purchased unless the distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Proposed Regulations thereunder.

                  (6) For purposes of determining the amount of the required distribution for the first distribution calendar year, the Accrued Benefit to be used will be the Accrued Benefit as of the last Valuation Date in the calendar year immediately preceding the first distribution calendar year. For all other years, the Accrued Benefit will be determined as of the last Valuation Date preceding such distribution calendar year.

            For purposes of this paragraph, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution


                                                                             29.

calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year will be treated as if it had been made in the immediately preceding distribution calendar year for purposes of determining the Accrued Benefit.

      7.12. TEFRA Election Transitional Rule:

            (a) Notwithstanding the other requirements of this Article and subject to the requirements of the Article herein entitled "Joint and Survivor Annuity Requirements", distribution on behalf of any Participant, including a 5-percent owner, will be made in accordance with all of the following requirements (regardless of when such distribution commences):

                  (1) The distribution by the Trust Fund is one which would not have disqualified the Trust Fund under Code Section 401 (a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984;

                  (2) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Trust Fund is being distributed or, if the Participant is deceased, by the Beneficiary of the Participant.

                  (3) Such designation was made in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984;

                  (4) The Participant has accrued a benefit under the Plan as of December 31, 1983; and

                  (5) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distributions will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the beneficiaries of the Participant listed in order of priority.

            (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.


                                                                             30.

            (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in the sub-paragraphs of (a) above.

            (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the Proposed Regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the Proposed Regulations thereunder, but for an election under the Tax Equity and Fiscal Responsibility Act ("TEFRA") Section 242(b)(2). For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Regulations Section 1.401(a)(9)-2. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). If an amount is transferred or rolled over from one plan to another plan, the rules in Q&A 1-2 and Q&A 1-3 of Proposed Treasury Regulations 1.401(a)(9)-2 will apply.

      7.13. Distribution of Death Benefit:

            (a) Beneficiary Designation: Each Participant will file a written designation of Beneficiary with the Employer upon becoming a Participant in the Plan. Such designation will remain in force until revoked by the Participant by filing a new Beneficiary form with the Employer.


                                                                             31.

            (b) Distribution Beginning Before Death: If the Participant dies after distribution of benefits has begun, the remaining portion of such Participant's Accrued Benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

            (c) Distribution Beginning After Death: If the Participant dies before distribution of benefits begins, distribution of the Participant's Accrued Benefit will be completed by December 31 of the calendar year in which occurs the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions as provided below:

                  (1) If any portion of the Participant's Accrued Benefit is payable to a designated Beneficiary, distributions may be made over the life of, or over a period certain not greater than the life expectancy of, the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (2) If the designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (1) above will not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

      If the Participant has not made an election pursuant to this paragraph prior to death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or
(2) December 31 of the calendar year in which occurs the fifth anniversary of the Participant's death. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's Accrued Benefit must be completed by December 31 of the calendar year in which occurs the fifth anniversary of the Participant's death.


                                                                             32.

      For purposes of this paragraph, if the surviving Spouse dies after the Participant but before payments to such Spouse begin, the provisions of this paragraph, with the exception of such paragraph (2) therein, will be applied as if the surviving Spouse were the Participant.

      For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child attains the age of majority.

      7.14. Date Distribution Deemed to Begin: For purposes of this Article, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if the surviving Spouse dies after the Participant but before payments to such Spouse begin, the date distribution is required to begin to the surviving Spouse pursuant to Section 7.14(c)). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

      7.15. Distribution Pursuant to Qualified Domestic Relations Orders:
Notwithstanding any other provision regarding distributions or payment of benefits, an Alternate Payee, as defined in Code Section 414(p), will be entitled to receive a distribution not in excess of a Participant's vested Accrued Benefit pursuant to any final judgment, decree or order determined by the Plan Administrator to be a Qualified Domestic Relations Order ("QDRO") as defined in ERISA and Code Section 414(p). Such distribution will be made only in a form of benefit available under the Plan.

      7.16. Payment to a Person Under a Legal Disability: Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Plan Administrator receives a written notice, in a form and manner acceptable to the Plan Administrator, that such person is incompetent, and that a guardian, conservator or other person legally vested with the care of the person or estate has been appointed; provided, however, that if the Plan Administrator shall find that any person to whom a benefit is payable under the Plan is unable to care for such person's


                                                                             33.

affairs because of incompetency, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution deemed by the Plan Administrator to have incurred expense for such person otherwise entitled to payment. Any such payment so made shall be a complete discharge of liability thereof under the Plan. In the event a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, retirement payments may be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Plan Administrator. Any payment made on behalf of any such person as provided in this Section shall be binding on such person and shall be in full discharge of any obligation of such payment to such person.

      7.17. Unclaimed Benefits Procedure: The Plan does not require either the Trustees or the Employer to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Employer, by certified or registered mail addressed to the Participant's last known address of record with the Employer, shall notify any Participant or Beneficiary that he or she is entitled to a distribution under the Plan. In the event that all consecutive checks in payment of benefits under the Plan remain outstanding for a period of six (6) months, payment of all such outstanding checks shall be stopped and the issuance of any further checks shall be suspended until such time as the payee reestablishes contact and claims benefits. In any event, if the Participant or Beneficiary fails to claim benefits or make his or her whereabouts known in writing to the Employer within twelve (12) months of the date of mailing of the notice, or before the termination or discontinuance of the Plan, whichever should first occur, the Employer shall treat the Participant's or Beneficiary's unclaimed Accrued Benefit as a Forfeiture. If a Participant or Beneficiary who has incurred a Forfeiture of his Accrued Benefit under the provisions of this Section makes a claim at any time for his or her forfeited Accrued Benefit, the Employer shall restore the Participant's or Beneficiary's forfeited Accrued Benefit within sixty (60) days after the Plan Year in which the Participant or Beneficiary makes the claim.


                                                                             34.

      7.18. Direct Rollovers: This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this part a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                                  ARTICLE VIII.

                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

      8.1. Applicability Of Provisions: The provisions of this Article will apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984 and such other Participants as provided in this Article to the extent not inconsistent with the terms and provisions of the Exhibit corresponding to the Participant's classification and status.

      8.2. Payment Of Qualified Joint And Survivor Annuity: Unless an optional form of benefit is selected pursuant to a qualified election, defined herein, within the 90-day period ending on the Annuity Starting Date, the vested Accrued Benefit of a married Participant will be paid in the form of a Qualified Joint and Survivor Annuity. Any other Participant's vested Accrued Benefit will be paid in the form of a Straight Life Annuity.

      8.3. Payment Of Qualified Pre-Retirement Survivor Annuity: Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, as defined herein, if a Participant dies before the Annuity Starting Date, the Participant's vested Accrued Benefit will be paid to the surviving Spouse in the form of a Qualified Pre-Retirement Survivor Annuity if the Participant has been married to the same Spouse for at least 12-consecutive months. The surviving Spouse shall receive benefits commencing on the Earliest Retirement Date benefits could have been paid to the Participant if he had ceased to be an Employee on the date of his death and survived to retire.


                                                                             35.

      8.4. Notice Requirements For Qualified Joint And Survivor Annuity: In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, as defined below, provide each Participant a written explanation of:

            (a) the terms and conditions of a Qualified Taint and Survivor Annuity;

            (b) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit;

            (c) the rights of a Participant's Spouse; and

            (d) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

      For purposes of this Section, the Annuity Starting Date will mean the first day of the first period for which an amount is paid as an annuity, whether by reason of retirement or disability.

      8.5. Notice Requirements For Qualified Pre-Retirement Survivor Annuity: In the case of a Qualified Pre-Retirement Survivor Annuity, the Plan Administrator will provide each Participant within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of the above Section applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:

            (a) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

            (b) a reasonable period ending after the individual becomes a Participant;


                                                                             36.

            (c) a reasonable period ending after this paragraph ceases to apply to the Participant;

            (d) a reasonable period ending after this Article first applies to the Participant.

Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).

      For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in paragraphs (b), (c) and (d) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice will be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation from service. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant will be re-determined.

      8.6. Qualified Election: A qualified election will mean a waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity will not be effective unless:

            (a) the Participant's Spouse consents in writing to the election;

            (b) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

            (c) the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);


                                                                             37.

            (d) the Spouse's consent acknowledges the effect of the election;
and

            (e) the Spouse's consent is witnessed by a Plan representative or notary public.

      If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver which complies with (b) and (c) above will be deemed a qualified election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse can not be obtained) will be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations will not be limited. No consent obtained under this provision will be valid unless the Participant has received notice as provided in the paragraphs below.

      13.7. Election Period: The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Accrued Benefit as of the date of separation, the election period shall begin on the date of separation.

      8.8. Pre-age Thirty-five (35) Waiver: Not applicable.

      8.9. Transitional Joint And Survivor Annuity Rules: Special transition rules apply to Participants who were not receiving benefits on August 23, 1984.

            (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one (1) Hour of Service under this Plan or


                                                                             38.

a predecessor plan in a Plan Year beginning on or after January 1, 1976 and if such Participant had at least ten (10) Years of Service for vesting purposes when the Participant separated from service.

            (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have Accrued Benefits paid in accordance with subparagraph (d) below.

            (c) The respective opportunities to elect (as described in (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

            (d) Any Participant who has elected pursuant to subparagraph (b) and any Participant who does not elect under subparagraph (a) or who meets the requirements of subparagraph (a) except that such Participant does not have at least ten (10) Years of Service for vesting purposes on separation from service, will have his or her Accrued Benefit distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                  (1) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                        (i) begins to receive payments under the Plan on or after Normal Retirement Age;

                        (ii) dies on or after Normal Retirement Age while still working for the Employer;

                        (iii) begins to receive payments under the Plan on or after the Qualified Early Retirement Age; or


                                                                             39.

                        (iv) separates from service on or after attaining Normal Retirement Age (or the Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, such benefits will be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder must be in writing and may be changed by the Participant at any time.

                  (2) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect during the election period, to have an early survivor annuity payable on death. If the Participant elects the early survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of:

                        (i) the 90th day before the Participant attains the Qualified Early Retirement Age, or

                        (ii) the date on which participation begins,

and ends on the date the Participant terminates employment with the Employer.

                  (3) Qualified Early Retirement Age. For purposes of this Section, Qualified Early Retirement Age is the latest of:

                        (i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                        (ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or


                                                                             40.

                        (iii) the date the Participant begins participation.

                                   ARTICLE IX.

                       QUALIFIED DOMESTIC RELATIONS ORDERS

      9.1. Qualified Domestic Relations Orders: Notwithstanding any of the provisions herein concerning alienation of Plan benefits, the Plan will honor and abide by the terms of a domestic relations order determined by the Plan Administrator to be a Qualified Domestic Relations Order as defined in Code
Section 414(p) ("QDRO") providing for the assignment to a Spouse or former Spouse of the Participant of all or any portion of the Participants vested Accrued Benefit under the Plan. The Employer will adopt guidelines for determining the qualified status of a domestic relations order (the "Order") which state the requirements for such Order, the procedures for review of such Order and all other provisions required for such Order to be determined to be a QDRO.

            (a) An Order shall specifically state all of the following in order to be deemed a QDRO:

                  (1) The name and last known mailing address (if any) of the Participant and of each alternate payee covered by the Order. However, if the Order does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the Order may still be a valid QDRO.

                  (2) The dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined.

                  (3) The number of payments or period for which the Order applies.

                  (4) The specific plan (by name) to which the Order applies.

            (b) An Order shall not be deemed a QDRO if it requires the Plan to provide:


                                                                             41.

                  (1) any type or form of benefit, or any option not already provided for in the Plan;

                  (2) increased benefits, or benefits in excess of the Participant's vested rights;

                  (3) payment of a benefit earlier than allowed by the Plan's earliest retirement provisions; or

                  (4) payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

            (c) Promptly, upon receipt of an Order which may or may not be "Qualified", the Plan Administrator shall notify the Participant and any alternate payee(s) named in the Order of such receipt. The Plan Administrator may then forward the Order to the Plan's legal counsel for an opinion as to whether or not the Order is in fact "Qualified" as defined in Code Section 414(p). Within a reasonable time after receipt of the Order, not to exceed 60 days, the Plan's legal counsel shall make a determination as to its "Qualified" status and the Participant and any alternate payee(s) shall be promptly notified in writing of the determination.

            (d) if the "Qualified" status of the Order is in question, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the Order had been deemed a QDRO. If the Order is not Qualified, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the Order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no Order. If a determination as to the Qualified status of the Order is made after the 18-month period described above, then the Order shall only be applied on a prospective basis. If the Order is determined to be a QDRO, the Participant and alternate payee(s) shall


                                                                             42.

again be notified promptly after such determination. Once an Order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the Order's qualification.

            (e) The Earliest Retirement Age with regard to the Participant against whom the Order is entered shall be the date the Participant would otherwise first be eligible for benefits under the Plan.

                                   ARTICLE X.

             TRANSFERS FROM OTHER QUALIFIED PLANS; DIRECT ROLLOVERS

      10.1. Transfers From Other Qualified Plans; Direct Rollovers: Transfers or Direct Rollovers from other qualified plans are not permitted.

                                   ARTICLE XI.

                  TRANSFERS; SERVICE WITH AFFILIATED EMPLOYERS

      11.1. Transfers:

      In the event any Employee transfers out of an Eligible Class or from one Eligible Class to another, such Employee shall receive credit for service and compensation for determining eligibility, benefit accrual and vesting as set forth in the Exhibit attached hereto corresponding to each respective Eligible Class.

                                  ARTICLE XII.

                 AMENDMENT, TERMINATION, MERGER OR CONSOLIDATION

      12.1. Amendment of the Plan: The Employer, acting by its Board of Directors, has the right to amend, modify, suspend or terminate the Plan at any time. However, no amendment will authorize or permit any part of the Trust Fund (other than any part that is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no amendment will cause any reduction in the Accrued Benefit of any Participant or cause or


                                                                             43.

permit any portion of the Trust Fund to revert to or become the property of the Employer; except to the extent such amendment is required to qualify or maintain the qualification of the Plan or to deduct or maintain the deductibility of contributions made to the Plan under the applicable sections of the Code. Any amendment will become effective as provided therein upon its execution.

      For the purposes of this paragraph, an amendment to the Plan which has the effect of:

            (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy;

            (b) eliminating an optional form of benefit (as provided in Regulations under the Code); or

            (c) restricting, directly or indirectly, the benefits provided to any Participant prior to the amendment.

will be treated as reducing the Accrued Benefit of a Participant, except that an amendment described in clause (b) (other than an amendment having an effect described in clause (a)) will not be treated as reducing the Accrued Benefit of a Participant to the extent so provided in Regulations or under the Code.

      Amendment of the Plan by the Employer at any time when there is a Participating Employer will only be made by written consent of each Participating Employer.

      12.2. Termination:

            (a) The Employer, acting by its Board of Directors, shall have the right to terminate the Plan by delivering to the Trustee and the Plan Administrator written notice of such termination. However, any termination (other than a partial termination or an involuntary termination pursuant to ERISA Section 4042) must satisfy the requirements and follow the procedures outlined herein and in ERISA Section 4041 for a Standard Termination or a Distress Termination. Upon any termination (full or partial), all amounts


                                                                             44.

shall be allocated in accordance with the provisions hereof and the Accrued Benefit, to the extent funded as of such date, of each affected Participant shall become fully vested and shall not thereafter be subject to Forfeiture.

            Upon termination of the Plan, the Employer, by notice to the Trustee and Plan Administrator, may direct:

                  (1) complete distribution of the Trust Fund to the Participants, in cash or in kind, in a manner consistent with the requirements of the Plan;

                  (2) the purchase of insurance company annuity contracts;

                  (3) continuation of the Trust Fund for the Plan and the distribution of benefits at such time and in such manner as though the Plan had not been terminated; or

                  (4) transfer of the assets of the Plan to another qualified plan, provided that the trust to which the assets are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. The amounts transferred will be fully vested at all times and will not be subject to forfeiture for any reason.

            (b) Standard Termination Procedure

                  (1) The Plan Administrator shall first notify all "affected parties" (as defined in ERISA Section 4001(a)(21)) of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. However, in the case of a standard termination, it shall not be necessary to provide such notice to the Pension Benefit Guaranty Corporation
(PBGC). As soon as practicable after the termination notice is given, the Plan Administrator shall provide a follow-up notice to the PBGC setting forth the following:


                                                                             45.

                        (i) a certification of an enrolled actuary of the projected amount of the assets of the Plan as of the proposed date of final distribution of assets, the actuarial present value of the "benefit liabilities" (as defined in ERISA Section 4001(a)(16)) under the Plan as of the proposed termination date, and confirmation that the Plan is projected to be sufficient for such "benefit liabilities" as of the proposed date of final distribution;

                        (ii) a certification by the Plan Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                        (iii) such other information as the PBGC may prescribe by regulation.

      The certification of the enrolled actuary and of the Plan Administrator shall not be applicable in the case of a Plan funded exclusively by individual insurance contracts.

                  (2) No later than the date on which the follow-up notice is sent to the PBGC, the Plan Administrator shall provide all Participants and Beneficiaries under the Plan with an explanatory statement specifying each such person's "benefit liabilities", the benefit form on the basis of which such amount is determined, and any additional information used in determining "benefit liabilities" that may be required pursuant to regulations promulgated by the PBGC.

                  (3) A standard termination may only take place if at the time the final distribution of assets occurs, the Plan is sufficient to meet all "benefit liabilities" determined as of the termination date.

            (c) Distress Termination Procedure

                  (1) The Plan Administrator shall first notify all "affected parties" of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least 60 days prior to the proposed termination date. As soon as practicable after the termination notice is given, the


                                                                             46.

Plan Administrator shall also provide a follow-up notice to the PBGC setting forth the following:

                        (i) a certification of an enrolled actuary of the amount, as of the proposed termination date, of the current value of the assets of the Plan, the actuarial present value (as of such date) of the "benefit liabilities" under the Plan, whether the Plan is sufficient for "benefit liabilities" as of such date, the actuarial present value (as of such date) of benefits under the Plan guaranteed under ERISA Section 4022, and whether the Plan is sufficient for guaranteed benefits as of such date;

                        (ii) in any case in which the Plan is not sufficient for "benefit liabilities" as of such date, the name and address of each Participant and Beneficiary under the Plan as of such date;

                        (iii) a certification by the Plan Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                        (iv) such other information as the PBGC may prescribe by regulation.

      The certification of the enrolled actuary and of the Plan Administrator shall not be applicable in the case of a Plan funded exclusively by individual insurance contracts.

                  (2) A "distress termination" may only take place if:

                        (i) the Employer demonstrates to the PBGC that such termination is necessary to enable the Employer to pay its debts while staying in business, or to avoid unreasonably burdensome pension costs caused by a decline in the Employer's work force;

                        (ii) the Employer is the subject of a petition seeking liquidation in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date; or


                                                                             47.

                        (iii) the Employer is the subject of a petition seeking reorganization in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date, and the bankruptcy court (or such other appropriate court) approves the termination and determines that the Employer will be unable to continue in business outside a Chapter 11 reorganization process and that such termination is necessary to enable the Employer to pay its debts pursuant to a plan of reorganization.

            (d) Priority and Payment of Benefits

                  In the case of a distress termination, upon approval by the PBGC that the Plan is sufficient for "benefit liabilities" or for "guaranteed benefits", or in the case of a "standard termination", a letter of non-compliance has not been issued within the sixty (60) day period (as extended) following the receipt by the PBGC of the follow-up notice, the Plan Administrator shall allocate the assets of the Plan among Participants and Beneficiaries pursuant to ERISA Section 4044(a). As soon as practicable thereafter, the assets of the Plan shall be distributed to the Participants and Beneficiaries, in cash, in property, or through the purchase or irrevocable commitments from an insurer. However, if all liabilities with respect to Participants and Beneficiaries under the Plan have been satisfied and there remains a balance in the Plan due to erroneous actuarial computation or any other reason, such balance, if any, shall be returned to the Employer. In the case of a "distress termination" in which the PBGC is unable to determine that the Plan is sufficient for guaranteed benefits, the assets of the Plan shall only be distributed in accordance with proceedings instituted by the PBGC.

            (e) The termination of the Plan shall comply with such other requirements and rules as may be promulgated by the PBGC under authority of Title IV of the ERISA including any rules relating to time periods or deadlines for providing notice or for making a necessary filing.

      12.3. Merger or Consolidation of the Plan: The Plan and Trust Fund for the Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to, any other plan and trust. In the event of a merger, consolidation or transfer, each


                                                                             48.

Participant must receive a benefit immediately after the merger, consolidation or transfer (as if the Plan had then been terminated) which is at least equal to the benefit each Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation. Such transfer, merger or consolidation may not otherwise result in the elimination or reduction of any benefit protected under Code Section 411(d)(6).

                                  ARTICLE XIII.

                             PARTICIPATING EMPLOYERS

      13.1. Adoption by Other Employers: Notwithstanding anything herein to the contrary, with the consent of the Employer, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

      13.2. Requirements of Participating Employers:

            (a) Each Participating Employer will use the same Trustee as provided in this Plan.

            (b) The Trustee may, but will not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as any earnings thereon.

            (c) The transfer of any Participant from or to an Employer participating in this Plan, whether an Employee of the Employer or a Participating Employer, will not affect such Participant's rights under the Plan, and all amounts credited to the Participant's account as well as the Participant's accumulated service time with the transferor or predecessor and length of participation in the Plan, will continue to the Participant's credit.


                                                                             49.

            (d) All rights and values forfeited by termination of employment will inure only to the benefit of the Participants of the Employer or Participating Employer for which the forfeiting Participant was employed.

            (e) Any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund will be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such employer bears to the total amount standing to the credit of all Participants in the Plan.

      13.3. Designation of Agent: Each Participating Employer will be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Plan Administrator for purposes of this Plan, each Participating Employer will be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, "Employer" will be deemed to include each Participating Employer as related to its adoption of the Plan.

      13.4. Employee Transfers: It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved will transfer any accumulated service and eligibility. No such transfer will effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred will thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

      13.5. Participating Employer's Contribution: All contributions made by a Participating Employer, as provided for in this Plan, will be determined separately by each Participating Employer, and will be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. On the basis of the information furnished by the Plan Administrator, the Trustee will keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may,


                                                                             50.

but need not, register contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer will immediately notify the Trustee thereof.

      13.6. Discontinuance of Participation: Any Participating Employer will be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed will be delivered to the Trustee. The Trustee will thereafter transfer, deliver and assign Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee as will have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees; provided, however, that no such transfer will be made if the result is the elimination or reduction of any protected benefits under Section 411(d) or (e) of the Code. If no successor is designated, the Trustee will retain such assets for the Employees of said Participating Employer. In no such event will any part of the Trust Fund as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees for such Participating Employer.

      13.7. Plan Administrator's Authority: The Plan Administrator will have authority to make all necessary rules and regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

                                  ARTICLE XIV.

                           ADMINISTRATION OF THE PLAN

      14.1. Appointment of Plan Administrator and Trustee: The Employer is authorized to appoint the Trustee and the Plan Administrator as it deems necessary for the proper administration of the Plan. The Employer will from time to time informally review the performance of the Trustee, Plan Administrator or other persons to whom duties have been delegated or allocated by it. Any person serving as Plan Administrator may resign


                                                                             51.

upon thirty (30) days prior written notice to the Employer. The Employer is authorized to remove any person serving as Plan Administrator at any time and in its sole discretion appoint a successor whenever a vacancy occurs.

      14.2. Plan Administrator: The Plan Administrator is responsible for administering the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Administrator will manage, operate and administer the Plan in accordance with the terms of the Plan and will have full power and authority to construe and resolve all questions arising in connection with the administration, interpretation, and application of the Plan. Any determination by the Plan Administrator will be final and binding upon all persons, and unless it can be shown to be arbitrary and capricious will not be subject to "de novo" review. The Plan Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in any manner and to any extent as it deems necessary to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction be nondiscriminatory and based upon principles consistent with the intent of the Plan to continue to be deemed a qualified plan under the terms of Code Section 401(a). The Plan Administrator will have all powers necessary or appropriate to accomplish its duties under this Plan.

      14.3. Delegation of Powers: The Plan Administrator may appoint such assistants or representatives as it deems necessary for the effective exercise of its duties. The Plan Administrator may delegate to such assistants and representatives any powers and duties, both ministerial and discretionary, as it deems expedient or appropriate.

      14.4. Trust Agreement:

            (a) The Employer shall execute a Trust Agreement with a Trustee or Trustees chosen by the Employer to hold and manager the assets of the Trust Fund, and to receive, hold and disburse contributions, interest and other income for the purpose of paying the pensions under the Plan and the expenses incident to the operation and maintenance of the Plan. From time to time, one or more investment managers may be


                                                                             52.

appointed by the Employer to manage assets of the Trust Fund, which investment managers shall be solely responsible for investing, reinvesting and managing the assets of the Trust Fund. A Trustee may also be an investment manager and in the absence of any separate agreement with an investment manager, the Trustee shall be the investment manager.

            Each Trustee and investment manager so appointed shall acknowledge that it is a fiduciary within the meaning of ERISA, and shall be either (i) an investment advisor registered under the Investment Advisors Act of 1940, (ii) a bank as defined in the Investment Advisors Act of 1940, or (iii) an insurance company qualified to manager, acquire or dispose of assets under the laws of more than one state.

            (b) The Employer shall determine the form and terms of any Trust Agreement or investment management agreement, which may authorize the inclusion of obligations and stock of the Employer and its subsidiaries and affiliates among the investments of the Trust Fund (subject to the provisions of any applicable law), and which may authorize the pooling of the Trust Fund for investment purposes with other Internal Revenue Service qualified pension funds of the Employer and its subsidiaries and affiliates. The Employer may modify such Trust Agreement or investment management agreement from time to time, or terminate them pursuant to the terms thereof. In case of a conflict between the Plan and the Trust Agreement, the provisions of the Trust Agreement shall be deemed controlling.

      14.5. Appointment of Advisers: The Plan Administrator may appoint counsel, specialists, advisers, and other persons as the Plan Administrator deems necessary or desirable in connection with the administration of the Plan.

      14.6. Records and Reports: The Plan Administrator will keep a record of all actions taken. In addition, it will keep all other books, records, and other data that are necessary for administration of the Plan, and it will be responsible for supplying all information and reports to Participants, Beneficiaries, the Internal Revenue Service, the Department of Labor and others as required by law.


                                                                             53.

      14.7. Information from Employer: The Employer will supply the Plan Administrator with full and timely information on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, Disability, or termination of employment, and such other pertinent facts as the Plan Administrator may require from time to time. The Plan Administrator will advise the Trustee of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Plan Administrator and Trustee may rely on information supplied by the Employer and will have no duty or responsibility to verify the information.

      14.8. Majority Actions: Except where there has been an allocation and delegation of administrative authority or where specifically expressed herein to the contrary, if there shall be more than one Plan Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign any documents on their behalf.

      14.9. Expenses: All expenses and costs of administering the Plan may be paid out of the Trust Fund unless actually paid by the Employer. Expenses will include any expenses incident to the functioning of the Plan Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses will be considered a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administrative expense incurred. Any administrative expense paid to the Trust Fund as a reimbursement will not be considered an Employer contribution.

      14.10. Discretionary Acts: Any discretionary actions of the Plan Administrator with respect to the administration of the Plan shall be made in a manner which does not discriminate in favor of stockholders, officers and Highly Compensated Employees.

      14.11. Responsibility of Fiduciaries: The Plan Administrator and members of the Administrative Committee, and their assistants and representatives shall be free from all liability for their acts and conduct in the administration of the Plan except for acts of willful misconduct provided, however, that the foregoing shall not relieve any of them


                                                                             54.

from any liability for any responsibility, obligation or duty they may have pursuant to ERISA or the Code.

      14.12. Indemnity by Employer: In the event of and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Employer shall indemnify and hold harmless, to the extent permitted by law, any individual Trustee, the Plan Administrator, and their assistants and representatives from any and all claims, demands, suits or proceedings which may in connection with the Plan or Trust Agreement be brought by the Employer's Employees, Participants or their Beneficiaries or legal representatives, or by any other person, corporation, entity, government or agency thereof; provided, however, that such indemnification shall not apply to any such person for such person's acts of willful misconduct in connection with the Plan or Trust Agreement.

      14.13. Claims Procedure: Claims for benefits under the Plan may be filed with the Plan Administrator. Written notice of the disposition of a claim will be furnished to the claimant within ninety (90) days after the application is filed. In addition, in the event the claim is denied, the Plan Administrator shall:

            (a) state the specific reason or reasons for the denial,

            (b) provide specific reference to pertinent Plan provisions on which the denial is based,

            (c) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and

            (d) explain the Plan's claim review procedure as contained in this Plan.

            Any claimant who has been denied a benefit by the Plan Administrator will be entitled to request the Plan Administrator to give further consideration to the claim by filing with the Plan Administrator a request for a hearing. The request, together with a


                                                                             55.

written statement of the reasons why the claimant believes the claim should be allowed, must be filed with the Plan Administrator within sixty (60) days after the claimant receives written notification from the Plan Administrator regarding the denial of the claimant's claim. The Plan Administrator will conduct a hearing within the next sixty (60) days, at which time the claimant may be represented by an attorney or any other representative of his or her choosing and at which time the claimant will have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing (or prior thereto upon five (5) business days written notice to the Plan Administrator) the claimant or his or her representative will have an opportunity to review all documents in the possession of the Plan Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Plan Administrator may cause a court reporter to attend the hearing and record the proceedings, in which event a complete written transcript of the proceedings will be furnished to both parties by the court reporter. The full expense of the court reporter and transcripts will be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim will be made by the Plan Administrator within sixty (60) days of the hearing (unless there has been an extension of time due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). The final decision will be written and will include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE XV.

                                     GENERAL

      15.1. Bonding: Every fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is not preceding Plan Year, then by the amount of the


                                                                             56.

funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in ERISA Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Plan Administrator, be paid from the Trust Fund or by the Employer.

      15.2. Action by the Employer: Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

      15.3. Employment Rights: The Plan is not to be deemed to constitute a contract of employment between the Employer and any Participant or to be a consideration for, or an inducement or condition of, the employment of any Participant or Employee. Nothing contained in the Plan is to be deemed

            (a) to give any Participant the right to be retained in the service of the Employer,

            (b) to interfere with the right of the Employer to discharge any Participant at any time,

            (c) to give the Employer the right to require any Employee to remain in its employ, or

            (d) to affect any Employee's right to terminate employment at any time.

      15.4. Alienation: Subject to the exceptions provided below, no benefit payable out of the Trust Fund to any person (including a Participant or the Participants Beneficiary) is to be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge will be void. Further, no such benefit shall in any manner be


                                                                             57.

liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person.

            This provision will not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of the Plan.

            This provision will not apply to the extent of a "Qualified Domestic Relations Order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984.

      15.5. Governing Law: This Plan will be construed and enforced according to ERISA and the laws of the state in which the Employer has its principal office, other than its laws respecting choice of law, to the extent not preempted by ERISA.

      15.6. Conformity to Applicable Law: It is the intention of the Employer that the Plan, and the trust established by the Employer to implement the Plan, be in compliance with the provisions of Sections 401 and 501 of the Code and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan shall be construed to effectuate such intention.

      15.7. Usage: Any term used herein in the singular or plural or in the masculine, feminine or neuter form will be construed in the singular or plural, or in the masculine, feminine or neuter form as proper reading requires.

      15.8. Legal Action: In the event any claim, suit, or proceeding is brought regarding the Plan or Trust for the Plan established hereunder to which the Trustee or the Plan Administrator may be a party, and the claim, suit, or proceeding is resolved in favor of the Trustee or Plan Administrator, they will be entitled to reimbursement from the Trust Fund for any and all costs, attorneys' fees, and other expenses pertaining thereto incurred by them for which they will have become liable.

      15.9. Exclusive Benefit: Except as provided below and otherwise specifically permitted by law, the Trust Fund maintained pursuant to the Plan may not be diverted to


                                                                             58.

or used for other than the exclusive benefit of the Participants, retired Participants or their Beneficiaries.

      15.10. Prohibition Against Diversion of Funds: Except as provided below and otherwise specifically permitted herein or by law, it shall be impossible by operation of the Plan by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of former or current Participants, retired Participants, or their Beneficiaries.

      15.11. Return of Contribution: Employer contributions to the fund shall be irrevocable except as provided below:

            (a) In the event the Employer makes an excessive contribution because of a mistake of fact (pursuant to Section 403(c)(2)(A) of ERISA), the Employer may demand repayment of such excessive contribution at any time within one year following the time of payment and the Trustee thereupon will return the excessive amount to the Employer within the one-year period. Earnings of the Plan attributable to the excess contribution will not be returned to the Employer but any losses attributable thereto will reduce the amount so returned.

            (b) In the event the Plan receives an adverse determination from the Commissioner of the Internal Revenue with respect to its initial qualification, any contribution made incident to the initial qualification by the Employer may be returned to the Employer within one-year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

            (c) Notwithstanding any provisions of the Plan to the contrary, all contributions by the Employer are conditioned upon the deductibility of the contributions


                                                                             59.

by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee must return the contribution within one year following the disallowance. Earnings of the Plan attributable to the contribution for which such deduction is disallowed may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

      15.12. Employer's Protective Clause: Neither the Employer nor the Trustee, nor their successors, will be responsible for the validity of any insurance or annuity contract issued hereunder or for the failure on the part of the insurer to make payments provided by any contract or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part.

      15.13. Insurer's Protective Clause: Any insurer who will issue contracts hereunder will not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer will be protected and held harmless in acting in accordance with any written direction of the Trustee, and will have no duty to see to the application of any funds paid to the Trustee, nor will be required to question any actions directed by the Trustee.

      15.14. Receipt and Release for Payments: Any payment to a Participant, a Participant's legal representative or Beneficiary, or to any guardian appointed for the Participant or Beneficiary will, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require the Participant, legal representative or Beneficiary or guardian, as a condition precedent to such payment, to execute a receipt and release thereof in such form as determined by the Trustee or Employer.

      15.15. Headings: The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.


                                                                             60.

      15.16. Construction of Plan: The types, amounts and costs of coverage and benefits and other terms and conditions of eligibility for participation, coverage and benefits are set forth in separate written plans or other documents attached hereto as Exhibits the provisions of which are incorporated herein. This Plan shall not operate in any way to modify the terms or conditions of such plans or be construed to require participation or coverage under such plan where such coverage or benefits are not available to a Participant under the terms thereof. Such separate written plans or other documents shall be controlling in every regard to the extent there is any conflict or inconsistency between the terms thereof and this Plan, provided, however, the terms and provisions of the documents and the terms and provisions of the Plan shall be construed as mutually consistent to the fullest extent possible. The Plan shall be a single plan as defined in Reg. Sec. 1.414(1)-1(b) although there are several documents and distinct benefit features which apply to different participants.

                                  ARTICLE XVI.

                                   DEFINITIONS

      For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is expressly stated or ascribed to them in the Exhibit corresponding to the Participant's classification and status.

      16.1. Accrued Benefit: The Retirement Benefit payable at Normal Retirement Age determined pursuant to the Exhibit corresponding to the Employee's classification and status accrued as of any date.

      Notwithstanding the above, a Participant's Accrued Benefit derived from Employer contributions shall not be less than the minimum Accrued Benefit provided pursuant to the Section entitled "Minimum Benefit for Top-Heavy Plan."

      16.2. Actuarial Equivalent: The conversion to a form of benefit differing in time, period, or manner of payment from the specific benefit provided under the Article herein entitled "Plan Benefits" accomplished by applying the actuarial assumptions set


                                                                             61.

forth in Schedule A attached to the Exhibit corresponding to the Employee's classification and status.

      16.3. Administrative Committee: The person or persons or entity appointed by the Plan Administrator to administer the Plan.

      16.4. Affiliated Employer: The Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

      16.5. Aggregation Group: Either a Required Aggregation Group or a Permissive Aggregation Group.

            (a) Required Aggregation Group: The group of plans consisting of the following, which are required to be aggregated:

                  (1) all the plans of the Employer in which a Key Employee is a Participant during the Plan Year containing the Determination Date or any of the preceding four Plan Years; and

                  (2) any other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410.

                  If the Required Aggregation Group is a Top-Heavy Group, all plans in the Required Aggregation Group in which the Determination Dates fall within the same calendar year will be considered Top-Heavy Plans. If the Required Aggregation is not a Top-Heavy Group, no plan in the Required Aggregation Group will be considered a Top-Heavy Plan.

            (b) Permissive Aggregation Group: The group of plans consisting of the following:


                                                                             62.

                  (1) the Required Aggregation Group; and

                  (2) any plan not in the Required Aggregation Group which the Employer wishes to treat as being aggregated with the Required Aggregation Group, provided that the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a) and 410.

                  If the Permissive Aggregation Group is a Top-Heavy Group, only those plans which are part of the Required Aggregation Group and in which the Determination Dates fall within the same calendar year will be considered Top-Heavy Plans. If the Permissive Aggregation Group is not a Top-Heavy Group, then no plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan.

            (c) Any terminated plan maintained by the Employer within the last five Plan Years ending on the Determination Date will be included in determining the Aggregation Group.

      16.6. Anniversary Date: The first day of the Plan Year.

      16.7. Annual Benefit: The benefit payable annually under the terms of the Plan (exclusive of any benefit not required to be considered for purposes of applying the limitations of Code Section 415 to the Plan) payable in the form of a Straight Life Annuity with no ancillary benefits. If the benefit under the Plan is payable in any other form, the Annual Benefit shall be adjusted to be the Actuarial Equivalent of a Straight Life Annuity.

      16.8. Annuity: A single premium annuity contract or an annuity under a group annuity contract purchased by the Trustee on behalf of a Participant or Beneficiary from an insurance company for purposes of providing the benefits payable under the terms of the Plan.

      16.9. Annuity Starting Date: The first day of the first period for which an amount is paid as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitles the Participant to such


                                                                             63.

benefit. In the case of a deferred annuity, the Annuity Starting Date shall be the date on which the annuity payments are scheduled to commence.

      16.10. Average Monthly Compensation: See Exhibit corresponding to Participant's classification and status.

      16.11. Beneficiary:

            (a) The last person or persons designated by the Participant to receive benefits payable under the Plan in the event of death. In the event a Beneficiary is not designated, the Participant's surviving Spouse will be the deemed Beneficiary. If neither a designated Beneficiary nor the Participant's Spouse survives the Participant the Participant's estate will be deemed the Beneficiary.

            (b) Subject to the terms of any life insurance policy, any designated Beneficiary may be changed from time to time. To change a Beneficiary in a policy the Participant must inform the Plan Administrator and the Trustee in writing. The Trustee must take immediate steps to complete the change with the insurer but will not be liable for by its any delay in making the change, unless caused by gross negligence. No change of Beneficiary will be binding upon the insurer until forms properly executed by the Trustee have been filed with and acknowledged by the insurer at its home office.

            (c) No designation of Beneficiary or change of designation of Beneficiary made under this Section will be effective until the Plan Administrator and the Trustee actually receive a written notice of such designation or change, signed by the Participant, and, if the Participant is married and the designated Beneficiary is not the Participant's Spouse, consented to by the Participant's Spouse. The Spouse's written consent will acknowledge the effect of the consent and will be witnessed by the Plan Administrator or by a notary public.

            (d) No spousal consent to a Beneficiary designation is required if


                                                                             64.

                  (1) The Participant's Spouse has waived the right to be the Participant's Beneficiary and such waiver is in accordance with the last sentence of paragraph (c) above;

                  (2) it is established to the satisfaction of the Plan Administrator that

                        (i) the Participant has no Spouse, or

                        (ii) the Participant's Spouse cannot be located;

                  (3) no spousal consent is required in accordance with applicable Treasury or Department of Labor Requirements.

            In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Plan Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Plan Administrator. However, the Participant's Spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the Spouse had the right to limit consent only to a specific Beneficiary and that the Spouse voluntarily elected to relinquish such right.

      16.12. Break in Service: A Period of Severance of at least twelve (12) consecutive months.

      In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence will not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

            (1) by reason of the pregnancy of the individual,

            (2) by reason of the birth of a child of the individual,

            (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or


                                                                             65.

            (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

      If the Employer is a member of an affiliated service group (under Code
Section 414(m)), a controlled group of corporations (under Code Section 414(b)), a group of trades or businesses under common control (under Code Section 414(c)) or any other entity required to be aggregated with the Employer pursuant to Code
Section 414(o) and the regulations thereunder, service will be credited for any employment for any period of time for any other member of such group. Service will also be credited. for any individual required under Code Section 414(n) or 414(o) and the Regulations thereunder to be considered an Employee of any employer aggregated under Code Section 414(b), (c) or (m).

      16.13. Code: The Internal Revenue Code of 1986, including any amendments thereto.

      16.14. Compensation: A Participant's wages and salaries received during the calendar year for personal services rendered to the Employer as an Employee in the Eligible Class, as may be modified in the Exhibit corresponding to the Employee's classification and status.

      Compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement under Code Section 401(k),
Section 402(e)(3) and Section 402(h), a simplified employee pension plan under Code Section 408(k), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code Section 403(b).

      For years beginning after December 31, 1988, the Compensation of each Participant which may be taken into account for determining all benefits provided under the Plan for any Plan Year will not exceed $200,000, as adjusted under Code Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990.


                                                                             66.

      Notwithstanding the foregoing, for Plan Years beginning after December 31, 1993, the Compensation of each Participant which may be taken into account under the Plan will not exceed $150,000, except as adjusted as follows. For any Plan Year beginning after December 31, 1994, such $150,000 annual compensation limit shall be adjusted as provided under Code Section 415(d), except that such adjustments shall only be made in increments of $10,000, rounded down, to the next lowest multiple of $10,000. Notwithstanding the foregoing, if the Plan is maintained pursuant to one or more collective bargaining agreements ratified before August 10, 1993, the above provision limiting Compensation to $150,000 shall not apply to contributions made or benefits accrued pursuant to such collective bargaining agreements for Plan Years beginning before the earlier of:

            (1) January 1, 1997, or

            (2) the latest of

                  (a) January 1, 1994, or

                  (b) the date on which the last of such collective

                         bargaining agreements terminates, without regard to any
extension, amendment, or modification made on or after August 10, 1993.

      If the period for determining compensation used in calculating an Employee's allocation for a determination period is a short plan year (i.e. shorter than 12 months), the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by the fraction, the numerator of which is the number of months in the short plan year, and the denominator of which is 12. In determining the compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply except in applying such rules, the term Family Member shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted, applicable annual compensation limit is exceeded,


                                                                             67.

then (except for purposes of determining the portion of compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this Section prior to the application of this limitation or, the limitation shall be adjusted in accordance with any other method permitted by Regulation.

      If compensation for any prior determination period is taken into account in determining an Employee's benefit for the current determination period, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

      For purposes of applying the limitations of Code Section 415, "Code
Section 415 Compensation" will include the Participant's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and, in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the Regulations thereunder, the Participants Earned income (as described in Code Section 401(c)(2) and the Regulations thereunder)) paid during the Limitation Year. "415 Compensation" will exclude:

            (a) Employer contributions to a plan of deterred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

            (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;


                                                                             68.

            (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

            (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludable from the gross income of the Employee).

      For purposes of applying the limitations of Code Section 415, "415 Compensation" for a Limitation Year is the compensation actually paid or includible in gross income during such Limitation Year.

      16.15. Controlled Group: Any group of business entities under common control, including but not limited to proprietorships and partnerships, or a controlled group of corporations within the meaning of Code Sections 414(b), (c) and (d).

      16.16. Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of that Plan Year.

      16.17. Direct Rollover: A direct rollover is a payment by the Plan to an Eligible Retirement Plan specified by the Distributee.

      16.18. Disability: A bodily injury, disease or mental condition which prevents the individual from engaging in any employment or occupation for wage or profit on a continued and permanent basis for the remainder of the individual's life, for which such individual is eligible for and receiving a disability benefit under Title II of the Federal Social Security Act. The permanence and degree of such incapacity will be supported by medical evidence. No Participant shall be deemed to have incurred a Disability, if disability results from engaging in a criminal act, a self-inflicted injury, service in the armed forces of any county, or war, insurrection or rebellion.


                                                                             69.

      16.19. Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

      16.20. Earliest Retirement Date: The earliest date on which the Participant could elect to receive retirement benefits under the Plan.

      16.21. Early Retirement Age: The age on which a Participant shall have attired the age and completed the requisite Years of Service as set forth in the Exhibit corresponding to the Participant's classification and status.

      16.22. Early Retirement Date: The first day of the month next following a Participant's attainment of Early Retirement Age on which the Participant elects to begin receiving his retirement benefits hereunder.

      16.23. Eligible Class:

            (a) With respect to benefits described in Exhibit A: Employment as a salaried Employee at Amphenol Corporation who receives a regular stated compensation other than a retirement payment retainer or fee, excluding however:

                  (i) Any person in any other Eligible Class currently accruing credits under the Plan or any other defined benefit pension plan to which the Employer or any Affiliated Employer is contributing;

                  (ii) Any employee whose conditions of employment are determined by collective bargaining, unless such employment shall be included in the Plan by the express terms of a collective bargaining agreement;

                  (iii) Any person whose employment is not for at least 1,000 Hours of Service during any Plan Year;


                                                                             70.

                  (iv) Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States;

                  (v) Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by an person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary;

                  (vi) Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer; and

                  (vii) Any Employee of Sine Systems*Pyle Connections
Corporation.

            (b) With respect to benefits described in Exhibit B: Employees in a Participating Group at Amphenol Corporation employed on an hourly basis; excluding, however,

                  (i) Any Employee in any other Eligible Class who is an active participant of the Plan or any maintained by a Participating Employer;

                  (ii) Any Employee whose conditions of employment are determined by collective bargaining, unless such Employee shall be included in the Plan by the express terms of a collective bargaining agreement;

                  (iii) Any Employee who is not a Spectra Strip Employee whose regularly scheduled employment is for less than 1,000 Hours of Service during a Plan Year;

                  (iv) Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States; and

                  (v) Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by any person or corporation,


                                                                             71.

other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

                  (vi) Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.

            (c) With respect to benefits described in Exhibit C: Employment as a full or part-time employee regularly working at least 1,000 hours per year on the salaried payroll of LPL Technologies Inc., Times Fiber Communications, Inc. or Amphenol Corporation Headquarters; excluding, however any Amphenol operations employee hired prior to June 1, 1987.

            (d) With respect to any benefits described in Exhibit D: Employment at the Chatham Cable Company division of times Fiber Communications, Inc. (principally at Chatham, Virginia or Phoenix, Arizona) on an hourly basis.

            (e) With respect to any benefits described in Exhibit E: Salaried Employees of Sine Systems*Pyle Connectors Corporation who shall have been employed at Pyle-National, Inc. on the date before the date of the merger with The Sine Companies, Inc.

            (f) With respect to benefits described in Exhibit F: Employment at the Pyle-National Division, represented by the General Service Employees' Union, Local No. 73 of the Service Employees' International Union, AFL-CIO.

            (g) With respect to benefits described in Exhibit G: Employment as a salaried Employee at Sidney, New York.

            (h) With respect to benefits described in Exhibit H: Employment at the Sidney Division of Amphenol Corporation (Sidney Division, Sidney, New York) on an hourly basis, including employment as an hourly rated person on incentive pay plan, within the scope of the collective bargaining agreement between the Employer and the Participating Unit.


                                                                             72.

      16.24. Eligible Retirement Plan: An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

      16.25. Eligible Rollover Distribution: Any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

      16.26. Employee: Any person in the employ of the Employer or of any other employer required to be aggregated with the Employer under Sections 414(b), (c),
(m) or (o) of the Code, excluding any person who is an independent contractor.

      The term Employee will also include any Leased Employee deemed to be an Employee of any employer described in the previous paragraph as provided in Sections 414(n) or (o) of the Code.

      16.27. Employer: Amphenol Corporation, any successor which will maintain this Plan and any predecessor which has maintained this Plan. The Employer is a corporation, with principal offices in the State of Connecticut.

      16.28. Employment Commencement Date: The date the Employee first performs an Hour of Service for the Employer.


                                                                             73.

      16.29 Exhibit: The attachment to this Plan which forms a part of this Plan which describes the benefits, right and features applicable to Employees within a certain Eligible Class. The terms of any Exhibit shall modify and supersede the provision of this document (without regard to the Exhibit) in the event of any inconsistency. However, notwithstanding the distinct benefit structures, rights and features described in any Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

      16.30. ERISA: The Employee Retirement Income Act of 1974, as it may from time to time be amended or supplemented.

      16.31. Family Member: The Employee's spouse, any of the Employee's lineal descendants and ascendants and the spouses of the Employee's lineal descendants and ascendants, all as described in Code Section 414(q)(6)(B).

      16.32. Fiscal Year: The Employer's accounting year of 12 months commencing on January 1 of each year and ending the following December 31.

      16.33. Foreign Subsidiary: Any corporation organized or created otherwise than in or under the laws of the United States or any State therein or territory thereof if:

            (a) twenty percent (20%) or more of such foreign corporation's voting stock is owned by the Employer; or

            (b) fifty percent (50%) or more of such foreign corporation's voting stock is owned by a foreign corporation described in subparagraph (a) immediately above;

provided, in either case, that an agreement which remains in effect has been entered into by the Employer to have the insurance system established under Title II of the Social Security Act, as amended, extended to cover all United States citizens who are employed by such foreign corporation; and it is not an Affiliated Employer.

      16.34. Forfeiture: That portion of a Participant's Accrued Benefit that is not vested, and occurs on the earlier of:


                                                                             74.

            (a) the distribution of the entire vested portion of a Participant's Accrued Benefit; or

            (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-Year Breaks in Service.

      Furthermore, for purposes of paragraph (a) above, in the case of a Participant who has terminated employment with the Employer, and whose vested Accrued Benefit is zero, such Participant shall be deemed to have received a distribution of his vested Accrued Benefit upon his termination of employment. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

      16.35. Highly Compensated Employee: An Employee who, on the snapshot day:

            (a) is a five percent (5%) owner (as defined in the definition of "Key Employee");

            (b) received Compensation from the Employer in excess of the amount set forth in Code Section 414(q)(1)(B) (as adjusted pursuant to Section 415(d) of the Code);

            (c) received Compensation from the Employer in excess of the amount set forth in Code Section 414(q)(1)(C) and was a member of the Top-Paid Group; or

            (d) was an officer of the Employer described in Code Section 414(q)(1)(D).

      If the determination on Employee's status as a Highly Compensated Employee is made earlier than the last day of the Plan Year, Compensation shall be projected for the Plan Year under a reasonable method established by the Employer.

      In the event there are Employees not employed on the snapshot day that are taken into account for purposes of the "nondiscrimination requirements" identified in Rev.


                                                                             75.

Proc. 93-42, the term Highly Compensated Employee shall include any eligible Employee for the Plan Year who:

            (a) terminated employment prior to the snapshot day and was a Highly Compensated Employee in the prior year;

            (b) terminated prior to the snapshot day and

                  (i) was a five percent (5%) owner;

                  (ii) has Compensation for the Plan Year greater than or equal to the projected Compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are five percent (5%) owners or officers); or

                  (iii) is an officer and has Compensation greater than or equal to the projected Compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer.

            In applying the above method in determining Highly Compensated Employees, the terms and provisions of Regulation Section 1.414(q)-IT shall apply to the extent that they are not inconsistent with the methods specifically provided above and in Rev. Proc. 93-42.

      16.36. Highly Compensated Participant: A Highly Compensated Employee who has satisfied the eligibility requirements and is participating in the Plan.

      16.37. Hour of Service:

            (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

            (2) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation,


                                                                             76.

holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence, during the applicable computation period. These hours include the normally scheduled work hours for the Employee during the first six
(6) months of disability or while the Employee is receiving any short-term or long-term disability benefits under any insured or non-insured disability plan to which the Employer contributes. Notwithstanding the above,

            (a) no more than 501 Hours of Service shall be credited to an Employee an account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

            (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and

            (c) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

      For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

            (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (1) or paragraph (2), as the case may be, and under this paragraph (3). These hours will be credited to the Employee for the computation


                                                                             77.

period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

            (4) Each hour of the normally scheduled work hours for each week during any period the Employee is on any leave of absence from work with the Employer for military service with the armed forces of the United States, but nor to exceed the period required under the law pertaining to veteran's reemployment rights; provided, however, if the Employee fails to report to work at the end of such leave during which the Employee has reemployment rights, the Employee shall not receive credit for hours on such leave.

            (5) The number of normally scheduled work hours for each day of authorized leave of absence, granted by the Employer for which the Employee is not compensated.

            Hours of Service will be credited for employment with other members of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the Regulations thereunder.

            Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code Section 414(o) and the Regulations thereunder.

            The provisions of Department of Labor Regulations 2530.200b-2(b) and
(c) are incorporated herein by reference.

            Solely to determine whether a one Year Break in Service has occurred for eligibility or vesting purposes for an Employee who is absent on maternity or paternity leave, a Break in Service will not be deemed to occur until the second anniversary of the first day of the maternity or paternity leave. The period between the first and second


                                                                             78.

anniversaries of the maternity or paternity leave neither counts as a Break in Service nor as a Year of Service.

            Service will be determined on the basis of actual hours for which an Employee is paid or entitled to payment. When no time records are available, the Employee shall be given credit for Hours of Service based on the number of normally scheduled work hours for each week the Employee is on the Employer's payroll (which shall not be less than 40 hours per week for exempt salaried Employees), as determined in accordance with reasonable standards and policies from time to time adopted by the Plan Administrator pursuant to Department of Labor Regulations Section 2530.200b-2b(b) and (c).

      16.38. Inactive Participant: A former active Participant who has an Accrued Benefit.

      16.39. Key Employee: An Employee who, at any time during the Plan Year or any of the four preceding Plan Years, is

            (a) an officer of the Employer having Compensation greater than fifty percent (50)% of the amount in effect under Section 415(b)(1)(A) of the Code for any Plan Year;

            (b) one of the ten (10) Employees having Compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer;

            (c) a five percent (5%) owner of the Employer. "Five percent (5%) any person who owns (or is considered as owning within the meaning of Code
Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; or


                                                                             79.

                    (d) a one percent (1%) owner of the Employer having Compensation from the Employer of more than $150,000. "One percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code
Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all Stock of the Employer, or in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

      For purposes of paragraph (a), no more than the lesser of (i) fifty Employees, or (ii) the greater of ten percent (10%) of the Employees or three Employees will be treated as officers. For purposes of paragraph (b), if two Employees have the same interest in the Employer, the Employee having greater Compensation from the Employer will be treated as having a larger interest. Such term will not include any officer or Employee of an entity referred to in
Section 414(d) of the Code (relating to governmental plans). For purposes of determining the number of officers taken into account under paragraph (a), Employees described in Section 414(q)(8) of the Code will be excluded.

      16.40. Late Retirement Date: The first day of the month coinciding with or next following the date the Participant retires after attaining his or her Normal Retirement Age.

      16.41. Leased Employee: Any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) services of a type historically performed by employees in the business field of the Employer on a substantially full-time basis for a period of at least one year. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer will be treated as provided by the Employer.

      A Leased Employee will not be considered an Employee of the Employer if:


                                                                             80.

            (a) such Leased Employee is covered by a money purchase pension plan providing:

                  (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h) or Section 403(b) of the Code,

                  (2) immediate participation, and

                  (3) full and immediate vesting; and

            (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees.

      16.42. Limitation Year: The Plan Year.

      16.43. Non-Highly Compensated Employee: Any Employee who is not a Highly Compensated Employee.

      16.44. Non-Key Employee: Any Employee who is not a Key Employee.

      16.45. Normal Form of Benefit: The form of benefit set forth in the Exhibit corresponding to the Participant's classification and status.

      16.46. Normal Retirement Age: Age Sixty-five (65), or such other age set forth in the Exhibit corresponding to the Participant's classification and status.

      16.47. Normal Retirement Date: The first day of the month coinciding with or next following the date a Participant attains Normal Retirement Age.

      16.48. Participant: Any Employee who has satisfied the eligibility requirements and is participating in the Plan.

      16.49. Participating Employer: Any corporation or entity, other than the Employer, whether an affiliate or subsidiary of the Employer or not, who, with the consent


                                                                             81.

of the Employer and the Trustee, adopts the Plan and all of the provisions hereof by a properly executed document evidencing said intent of such Participating Employer.

      16.50. Period of Military Duty: The period of time from the date the Employee was first absent from active work for the Employer because of duty in the armed forces of the United States to the date the Employee was re-employed by the Employer at a tine when the Employee had a right to re-employment in accordance with seniority rights as protected under Section 2021 through 2026 of Title 38 of the U.S. Code.

      16.51. Period of Service: The aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a Break in Service begins.

      16.52. Period of Severance: A continuous period of time of at least twelve
(12) months during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from service.

      16.53. Plan: The Employer's qualified retirement plan as set forth in this document, including the Exhibits attached hereto and made a part hereof and as hereafter amended, known as the Pension Plan for Employees of Amphenol Corporation.

      Effective February 12, 1975, the Eltra Corporation Pension Plan for Salaried Employees was formed by the merger of the seven pension plans then sponsored by the Eltra Corporation. Effective December 31, 1979, this plan was amended to provide benefits to Spectra Strip employees. Effective January 1, 1982, this plan was renamed the Bunker Ramo/Eltra Corporation Pension Plan for Salaried Employees - former Eltra Salaried Plan (the "Eltra Plan").

      Effective January 1, 1976, the Bunker Ramo Profit Sharing Retirement Plan (the "Profit Sharing Plan") was integrated and merged with the Bunker Ramo Corporation Pension Plan, which was subsequently renamed the Bunker Ramo/Eltra Corporation Pension Plan for Salaried Employees (the "Bunker Plan").


                                                                             82.

      Effective December 9, 1985, all assets and liabilities of the Bunker Plan, except for those related to active employees, were spunoff into the Bunker Ramo/Eltra Corporation Retirement Plan ("B/E Retirement Plan").

      Effective December 30, 1985, all assets and liabilities of the Eltra Plan, except for those related to active and former employees of the Mergenthaler and Spectra Strip divisions, were spunoff into five additional plans, one of which was the NARCO Retirement Plan ("NARCO Plan").

      Effective June 17, 1986, the Eltra Plan was merged with the Bunker Plan, with each plan's benefit structure preserved. Effective August 1, 1986, the merged plan was renamed the Allied Corporation Pension Plan for Salaried Employees (the "Allied Plan").

      Prior to December 10, 1986, all liabilities and assets of the Bunker Ramo/Eltra Corporation Pension Plan for Hourly Rated Mergenthaler Employees Represented by Local 365 UAW (the "Mergenthaler Plan") were merged into the Allied Plan, with benefits for active participants equal to those under the Eltra Plan.

      Prior to December 31, 1986, all liabilities and certain assets of the NARCO Plan and the B/E Retirement Plan were merged into the Allied Plan.

      Effective January 1, 1987, assets and liabilities related to active, terminated and retired employees of the Amphenol Corporation were spun off to the Salaried Employees' Pension Plan of the Amphenol Corporation.

      Effective January 1, 1987, assets and liabilities related to active, terminated and retired employees of the Linotype Company were spun off to the Linotype Company Pension Plan.

      Effective December 31, 1997, all liabilities and assets of the defined benefit pension plans then sponsored by the Employer and its affiliates were merged with the Plan (formerly known as the Salaried Employees Pension Plan of Amphenol Corporation) which was subsequently renamed Pension Plan for Employees of Amphenol Corporation.


                                                                             83.

      16.54. Plan Administrator: The Employer or such persons or entities designated by the Employer to administer the Plan on behalf of the Employer. The Plan Administrator shall be a named "fiduciary", as referred to in Section 402(a) of ERISA, with respect to the management, operation and administration of the Plan.

      16.55. Plan Year: The 12-consecutive month period designated by the Employer beginning January 1 of each year and ending the following December 31.

      16.56. Predecessor Employer: A firm absorbed by the Employer by change of name, merger, acquisition or a change of corporate status, or a firm of which the Employer was once a part.

      16.57. Present Value of Accrued Benefit: The lump sum value of a Participant's Accrued Benefit at a valuation date, calculated by reference to the actuarial assumptions set forth in Schedule A attended to the corresponding Exhibit hereto.

      16.58. Primary Social Security Retirement Benefit: A Participant's Primary Social Security Retirement Benefit is the estimated Primary Insurance Amount to which the Participant is entitled at his Normal Retirement Date or Late Retirement Date, if later. If a Participant's Normal Retirement Date or Late Retirement Date precedes his Social Security Retirement Age, his Primary Insurance Amount will be decreased by the applicable reduction factor provided under Title II of the federal Social Security Act for the period between Normal Retirement Date or Late Retirement Date and his Social Security Retirement Age. If a Participant retires after his Social Security Retirement Age, his Primary Insurance Amount will be increased by the applicable delayed retirement credit provided under Title II of the federal Social Security Act for the period between his Social Security Retirement Age and his actual retirement date or age seventy (70), whichever is earlier. The failure of the Participant to receive such amount or any portion thereof for whatever reason shall be disregarded. When determining the Participant's Primary Insurance Amount, it will be assumed that the Participant received Compensation for all prior years by applying a retrospective salary scale to the Participant's Compensation which he received during the plan year preceding his last day of employment. This


                                                                             84.

retrospective salary scale will be based on the actual past changes in the national average wages from year to year as determined by the Social Security Administration. The application of this retrospective salary scale to the Participant's Compensation which he received during the plan year preceding his last day of employment will produce an estimate of Compensation from the Participant's last day of employment backwards to the calendar year of the Participant's eighteen birthday. If a Participant's last day of employment occurs before his 65th birthday, his Compensation which he received during the plan year preceding his last day of employment will be assumed to continue from his last day of employment to his 65th birthday for purposes of determining his Primary Insurance Amount. However, if the Participant provides the Employer with satisfactory evidence of the Participant's actual past compensation for such prior years and if such past compensation is treated as wages under the Social Security Act, the Plan must use such actual past compensation. The Plan must provide written notice to each Participant of the Participant's right to supply actual compensation history and of the financial consequences of failing to supply such history. The notice must be given each time the summary plan description is provided to the Participant and must also be given upon the Participant's separation from service. The notice must also state that the Participant can obtain the actual compensation history from the Social Security Administration.

      16.59. Qualified Domestic Relations Order: A signed domestic relations order issued by a state court which creates, recognizes or assigns to an alternate payee(s) the fight to receive all or part of a Participant's Accrued Benefit and which meets the requirements of Code Section 414(p).

      16.60. Qualified Joint and Survivor Annuity: An annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse, and which is the Actuarial Equivalent of the Normal Form of Benefit.


                                                                             85.

      16.61. Qualified Pre-Retirement Survivor Annuity: An annuity form of payment for the life of the surviving Spouse of the Participant who dies prior to his Annuity Starting Date in an amount equal to the benefit that would have been payable if the Participant had:

            (a) separated from service on the date of death (or date of separation from service, if earlier),

            (b) survived to the Earliest Retirement Age,

            (c) retired as of the Earliest Retirement Age with an immediate Qualified Joint and Survivor Annuity, and

            (d) died on the day after the Earliest Retirement Age.

      16.62. Re-employment Commencement Date: The date the Employee is first credited with an Hour of Service for performing duties following a Break in Service or Period of Severance.

      16.63. Re-entry  Date: The date an Inactive Participant re-enters the
Plan.

      16.64. Regulation. Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

      16.65. Retirement Termination of employment while in the Eligible Class:

            (a) after the Participant attains Normal Retirement Age,

            (b) after the Participant attains Early Retirement Age, or

            (c) due to Disability.

      16.66. Social Security Retirement Age: The age used as the retirement age under Section 216(1) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were sixty-two (62).

      16.67. Spouse: The legal husband or wife or surviving husband or wife of the Participant who is married to, and not legally separated or divorced from the Participant,


                                                                             86.

and who has been so married for a period of not less than twelve (12) months as of the annuity commencement date or date of death of the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

      16.68. Straight Life Annuity: An annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

      16.69. Super Top-Heavy Plan: This Plan for any Plan Year in which, as of the Determination Date, "90%" were substituted for "60%" where it appears in the definition of "Top-Heavy Plan".

      16.70. Top-Heavy Group: Any Aggregation Group for which the sum as of the Determination Date of

            (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group, and

            (b) the aggregate of the accrued benefit of Key Employees under all defined contribution plans in the Aggregation Group, exceeds sixty percent (60%) of the similar sum determined for all Employees.

      16.71. Top-Heavy Plan: This Plan for any Plan Year in which, as of the Determination Date, the sum of:

            (a) the Accrued Benefits of Key Employees under this Plan and any other defined benefit plan of the Employer which is included with this Plan in an Aggregation Group, plus

            (b) the present value of the cumulative accrued benefits for Key Employees under any defined contribution pension plan of Employer which is included with this Plan in an Aggregation Group, exceeds sixty percent (60%) of a similar sum determined for all Key Employees and Non-Key Employees.


                                                                             87.

            To the extent required by Code Section 416(g)(3), distributions from such plans during the five-year period ending on the Determination Date will be added to said Accrued Benefits and said aggregate of present values of the cumulative accrued benefits (both for Key Employees and all Key Employees and Non-Key Employees).

            For purposes of this Section and to the extent required by Code
Section 416(g)(4)(A) and (B), rollover contributions or similar transfers initiated by an Employee and made after December 31, 1983, and benefits and accounts of an Employee who was a Key Employee but who will have ceased to be a Key Employee will not be taken into account for purposes of determining whether the Plan is a Top-Heavy Plan.

            To the extent required by Code Section 416(g)(4)(E), if an Employee has not performed services for the Employer at any time during the five (5) year period ending on the Determination Date, any Accrued Benefits and present value of cumulative accrued benefits for such Employee will not be taken into account in determining whether the Plan is a Top-Heavy Plan.

      16.72. Top-Heavy Ratio:

            (a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the


                                                                             88.

numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

            (b) For purposes of paragraph (a) above the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

      The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

      16.73. Top-Paid Group: The group consisting of the top twenty percent (20%) of Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the group (but not for purposes of determining who is in it), the following Employees will be excluded:

            (a) Employees who have not completed six (6) months of service with the Employer.


                                                                             89.

            (b) Employees who normally work for the Employer less than seventeen and one-half (17-1/2) hours per week.

            (c) Employees who normally do not work for the Employer more than six (6) months during any Plan Year.

            (d) Employees who have not attained age twenty-one (21).

            (e) Employees included in a collective bargaining unit who are covered by an agreement between Employee representatives and the Employer, where retirement benefits were the subject of good faith bargaining, provided that ninety percent (90%) or more of the Employer's Employees are covered by the agreement.

            (f) Employees who are nonresident aliens and who receive no earned income which constitutes income from sources within the United States.

      16.74. Trust Agreement: The instrument executed by the Employer and the Trustee fixing the rights and liabilities of each with respect to holding and administering Plan assets for the purposes of the Plan.

      16.75. Trust Fund: The assets of the Plan as held and administered by the Trustee.

      16.76. Trustee: The trustees named in the Trust Agreement and their successors.

      16.77. Valuation Date: The Anniversary Date of the Plan or such other date as agreed to by the Employer and the Trustee on which Participant Accrued Benefits are revalued.

      16.78. Year of Accrual Service: As defined in the Exhibit corresponding to the Participant's classification and status.

      16.79. Year of Eligibility Service: A twelve (12) consecutive month period (computation period) described in the Exhibit corresponding to the Employee's classification and status.


                                                                             90.

      16.80. Year of Service: The total years of employment of an Employee with the Employer commencing with the Employee's Employment Commencement Date, and ending with the date such Employee quits, retires, or is discharged or released, or the date of expiration of an Employee's authorized leave of absence.

      The computation period shall be the twelve (12) month period commencing of the Employee's Employment Commencement Date or Re-Employment Commencement Date, and anniversaries thereof unless a different computation period is expressly stated.

      16.81. Year of Vesting Service: As defined in the Exhibit corresponding to the Employee's classification and status.

      The computation period shall be the twelve (12) month period commencing on the Employee's Employment Commencement Date or Re-Employment Commencement Date, and anniversaries thereof unless a different computation period is expressly stated.

      IN WITNESS WHEREOF, the amended and restated PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION is, by authority of its Board of Directors, adopted on the day and year first above written.

                                            AMPHENOL CORPORATION


                                            By /s/ Edward G. Jepsen
                                              ----------------------------------
                                                   EDWARD G. JEPSEN
                                                   EXECUTIVE VICE PRESIDENT
                                                   & CHIEF FINANCIAL OFFICER

ATTEST:

/s/ Edward C. Wetmore
---------------------
EDWARD G. WETMORE
SECRETARY


                                                                             91.

EXHIBIT: A

ELIGIBLE CLASS:

      (a) Employment as a salaried Employee at Amphenol Corporation who receives a regular stated compensation other than a retirement payment, retainer or fee, excluding however:

            (i) Any person in any other Eligible Class currently accruing credits under the Plan or any other defined benefit pension plan to which the Employer or any Affiliated Employer is contributing;

            (ii) Any employee whose conditions of employment are determined by collective bargaining, unless such employment shall be included in the Plan by the express terms of the collective bargaining agreement;

            (iii) Any person whose employment is not for at least 1,000 Hours of Service during any Plan Year;

            (iv) Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States;

            (v) Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by a person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

            (vi) Any employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.

            (viii) Any employee of Sine Systems*Pyle Connectors Corporation.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: B

ELIGIBLE CLASS:

      (a) Employees in a Participating Group at Amphenol Corporation employed on an hourly basis; excluding, however,

            (i) Any Employee in any other Eligible Class who is an active participant of the Plan or any Plan maintained by a Participating Employer;

            (ii) Any Employee whose conditions of employment are determined by collective bargaining, unless such Employee shall be included in the Plan by the express terms of a collective bargaining agreement;

            (iii) Any Employee who is not a Spectra Strip Employee whose regularly scheduled employment is for less than 1,000 Hours of Service during a Plan Year;

            (iv) Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States;

            (v) Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by any person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

            (vi) Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: C

ELIGIBLE CLASS:

      (a) Employment as a full or part-time Employee regularly working at least 1,000 hours per year on the salaried payroll of LPL Technologies Inc., Times Fiber Communications, Inc. or Amphenol Corporation Headquarters; excluding, however any Amphenol operations employees hired prior to June 1, 1987.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: D

ELIGIBLE CLASS:

      (a) Employment at the Chatham Cable Company division of Times Fiber Communications, Inc. (principally at Chatham, Virginia or Phoenix, Arizona) on an hourly basis.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: E

ELIGIBLE CLASS:

      (a) Salaried Employees of Sine Systems*Pyle Connectors Corporation who shall have been employed at Pyle-National, Inc. on the date of the merger with The Sine Companies, Inc.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: F

ELIGIBLE CLASS:

      (a) Employment at the Pyle-National Division, represented by the General Service Employees' Union, Local No. 73 of the Service Employees' International Union, AFL-CIO.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: G

ELIGIBLE CLASS:

      (a) Employment as a salaried Employee at Sidney, New York




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.

EXHIBIT: H

ELIGIBLE CLASS:

      (a) Employment at the Sidney Division of Amphenol Corporation (Sidney Division, Sidney, New York) on an hourly basis, including employment as an hourly rated person on an incentive pay plan, within the scope of the collective bargaining agreement between the Employer and the Participating Unit.




The provisions of this Exhibit shall apply to those Employees identified as the Eligible Class. This document shall be incorporated into and made a part of the Pension Plan for Employees of Amphenol Corporation (the "Plan"). Notwithstanding the distinct benefit structures, rights and features described in this Exhibit or any other Exhibit, the Plan is to be treated as a single plan as described in Regulation Section 1.414(1)-1(b)(1) and all provisions shall be construed in a manner consistent with such treatment.